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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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Rush Enterprises, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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555 IH 35 SOUTH
NEW BRAUNFELS, TEXAS 78130

April 12, 2004

Dear Shareholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Shareholders of Rush Enterprises, Inc. The Annual Meeting will be held May 19, 2004, at 10:00 a.m. Central Standard Time at the Plaza Club, which is located on the 21st floor of the Frost National Bank Building, 100 West Houston Street, San Antonio, Texas 78205. The formal Notice of Annual Meeting is set forth in the enclosed material.

        The matters that we expect to act upon at the meeting are described in the attached Proxy Statement. Following the meeting, shareholders will have the opportunity to ask questions and comment on Rush Enterprises, Inc.'s operations.

        It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

        We appreciate your investment in Rush Enterprises, Inc. and urge you to return your proxy card as soon as possible.

                      Sincerely,

                      W. Marvin Rush
                       Chairman of the Board and
                      Chief Executive Officer

RUSH ENTERPRISES, INC.

Notice of Annual Meeting of Shareholders

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Rush Enterprises, Inc. (the "Company") will be held on May 19, 2004, at 10:00 a.m. Central Standard Time at the Plaza Club, which is located on the 21st floor of the Frost National Bank Building, 100 West Houston Street, San Antonio, Texas 78205, for the following purposes:

  •
  to elect five directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

  •
  to consider and act upon a proposal to adopt the amended and restated 1997 Non-Employee Director Stock Option Plan (the "1997 Plan"), which increases the number of shares of Class A Common Stock available under the 1997 Plan to 600,000;

  •
  to consider and act upon a proposal to adopt the 2004 Employee Stock Purchase Plan;

  •
  to consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the fiscal year ending December 31, 2004; and

  •
  to consider and act upon any other matter which may properly come before the meeting or any adjournment or postponement thereof, although the Board of Directors is presently unaware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

        Information with respect to the above matters is set forth in the Proxy Statement that accompanies this Notice.

        The Company's Board of Directors fixed the close of business on March 31, 2004, as the record date for determining shareholders entitled to receive notice of and to vote at the meeting. The Company will maintain a list of shareholders entitled to vote at the meeting at the Company's principal executive offices during ordinary business hours for ten days prior to the meeting. Any shareholder may examine the list for any purpose relevant to the meeting during the ten day period. The list will also be available for examination throughout the duration of the meeting.

                      By Order of the Board of Directors,

                      W. MARVIN RUSH
                       Chairman of the Board and
                      Chief Executive Officer

San Antonio, Texas
April 12, 2004

IMPORTANT

        You are cordially invited to attend the Annual Meeting in person. Even if you plan to be present, please mark, sign, date and return the enclosed proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you attend the meeting, you may vote either in person or by your proxy.

RUSH ENTERPRISES, INC.

Proxy Statement

ANNUAL MEETING OF SHAREHOLDERS

        To Be Held on May 19, 2004

General Information

        This Proxy Statement and the accompanying proxy are furnished to the shareholders of Rush Enterprises, Inc., a Texas corporation (the "Company" or "Rush"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 19, 2004, at 10:00 a.m. Central Standard Time at the Plaza Club, which is located on the 21st floor of the Frost National Bank Building, 100 West Houston Street, San Antonio, Texas 78205, and at any adjournment or postponement thereof, for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders. Properly executed proxies received in time for the Meeting will be voted.

        The securities of the Company entitled to vote at the Annual Meeting consist of shares of Class A common stock, $.01 par value (the "Class A Common Stock") and shares of Class B common stock, $.01 par value (the "Class B Common Stock"). The Class A Common Stock and the Class B Common Stock are sometimes collectively referred to in this Proxy Statement as the "Common Stock." At the close of business on March 31, 2004 (the "Record Date"), there were outstanding and entitled to vote 7,060,715 shares of Class A Common Stock and 7,060,801 shares of Class B Common Stock. The holders of record of Class B Common Stock on the Record Date will be entitled to one vote per share, and the holders of record of Class A Common Stock will be entitled to 1/20th of one vote per share. The Company's Articles of Incorporation do not permit cumulative voting in the election of directors.

        The Annual Report to Shareholders for the year ended December 31, 2003, is also being furnished with this Proxy Statement. The Proxy Statement is being mailed to the holders of record of Common Stock on the Record Date on or about April 23, 2004. The Annual Report to Shareholders does not constitute a part of the proxy materials.

Voting and Proxy Procedures

        Properly executed proxies received in time for the Annual Meeting will be voted. Shareholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted for the election of the five nominees for director named herein, for approval of the amendment of the 1997 Non-Employee Director Stock Option Plan, for approval of the adoption of the 2004 Employee Stock Purchase Plan, and for ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004. At the date of this Proxy Statement, management of the Company does not know of any other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

        If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the enclosed proxy is exercised. Shareholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 555 IH 35 South, New Braunfels, Texas 78130, and the Company's mailing address is P.O. Box 34630, San Antonio, Texas 78265-4630.

        The holders of a majority of the shares of Class A Common Stock and Class B Common Stock, taken together, issued and outstanding at the close of business on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. However, neither the majority of the holders of the Class A Common Stock nor the majority of the holders of the Class B Common Stock must be present in person or represented by proxy at the Annual Meeting for a quorum to be present. A plurality of the votes cast at the Annual Meeting is required for the election of directors. A majority of the votes cast at the Annual Meeting is required for the approval of the adoption of the 2004 Employee Stock Purchase Plan, for the approval of the amendment of the 1997 Non-Employee Director Stock Option Plan, for the ratification of the appointment of Ernst & Young LLP and any other matters as may properly come before the Annual Meeting or any adjournment thereof.

        Abstentions and any unvoted shares in a brokerage account will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other matter and accordingly will have no effect, except as otherwise provided in this Proxy Statement.

        The Company will pay the cost of solicitation of proxies. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation (other than reimbursement of out-of-pocket expenses), by personal interview, telephone, facsimile or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

OWNERSHIP OF COMMON STOCK

Security Ownership of Principal Shareholders and Management

        The following table sets forth as of March 15, 2004 certain information related to the beneficial ownership of the Company's Common Stock by (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of either class of the Company's Common Stock, (2) each of its directors, (3) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers in 2003 and (4) by all of its directors and executive officers as a group. Such persons have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table. The percentage of total voting power is based on 1/20th of one vote for each share of Class A Common Stock and one vote for each share of Class B Common Stock owned by each person.

Beneficial Ownership
	Class A Common Stock		Class B Common Stock
Name and Address(1)	Shares	% of Class	Shares	% of Class	% Total Voting Power(2)
W. Marvin Rush(3)	2,836,698	36.6	2,836,698	36.9	36.8
PACCAR Inc.(4)(12)	680,262	8.8	736,233	9.6	9.5
Rutabaga Capital Management(5)(12)	891,650	11.5	721,800	9.4	9.5
John D. Rock(6)	102,000	1.3	82,000	1.1	1.1
Ronald J. Krause(6)	100,000	1.3	80,000	1.1	1.1
Harold D. Marshall(7)	85,000	1.1	65,000	*	*
W. M. "Rusty" Rush(8)	40,987	*	40,987	*	*
David C. Orf(9)	31,799	*	31,799	*	*
Daryl J. Gorup(10)	20,597	*	20,597	*	*
Martin A. Naegelin, Jr.(11)	14,601	*	14,601	*	*
All executive officers and directors as a group (fifteen persons, including the executive officers and directors listed above)	3,629,737	46.8	3,569,782	46.4	46.4

*
Represents less than 1% of the issued and outstanding shares of Common Stock.

(1)
Except as otherwise noted, the street address of the named beneficial owner is 555 IH 35 South, New Braunfels, Texas 78130.

(2)
Based on a total of 14,111,538 shares of Common Stock issued and outstanding on March 15, 2004, plus vested options and options that will vest within 60 days of March 15, 2004 issuable under the Company's 1997 Non-Employee Director Stock Option Plan, the Company's Long-Term Incentive Plan and vested options that are issuable outside of a Company plan.

(3)
Includes 2,001,833 shares of Class A Common Stock and 2,001,833 shares of Class B Common Stock held by 3MR Partners LP, of which W. Marvin Rush is the general partner, and 84,865 shares of Class A Common Stock and 84,865 shares of Class B Common Stock issuable upon the exercise of options granted pursuant to the Company's Long-Term Incentive Plan.

(4)
The address for PACCAR Inc. is 777 106th Avenue NE Bellevue, Washington 98004.

(5)
Rutabaga Capital Inc. has sole voting power for 396,750 shares Class A Common Stock and 275,300 shares of Class B Common Stock. The address for Rutabaga Capital Inc. is 64 Broad Street, Third Floor, Boston, Massachusetts 02109.

(6)
Includes 80,000 shares of Class A Common Stock and 60,000 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the Company's 1997 Non-Employee

  Director Stock Option Plan and 20,000 shares of Class A Common Stock and 20,000 shares of Class B Common Stock to be issued upon the exercise of options granted outside of any Company plan.

(7)
Includes 60,000 shares of Class A Common Stock and 40,000 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the Company's 1997 Non-Employee Director Stock Option Plan and 20,000 shares of Class A Common Stock and 20,000 shares of Class B Common Stock to be issued upon the exercise of options granted outside of any Company plan.

(8)
Includes 38,946 shares of Class A Common Stock and 38,946 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the Company's Long-Term Incentive Plan.

(9)
Includes 31,799 shares of Class A Common Stock and 31,799 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the Company's Long-Term Incentive Plan.

(10)
Includes 19,325 shares of Class A Common Stock and 19,325 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the Company's Long-Term Incentive Plan.

(11)
Includes 12,601 shares of Class A Common Stock and 12,601 shares of Class B Common Stock to be issued upon the exercise of options granted pursuant to the Company's Long-Term Incentive Plan.

(12)
Based solely on information contained in Form 4s, Schedule 13Ds and 13Gs filed with the Securities and Exchange Commission.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

        Five directors (constituting the entire Board) are to be elected at the Annual Meeting. All of the nominees named below are now directors of the Company. All nominees have consented to be named and have indicated their intent to serve if elected.

Name	Age	Positions and Offices with the Company	Served as a Director Since
W. Marvin Rush	65	Chairman of the Board, Chief Executive Officer and Director	1965
W. M. "Rusty" Rush	45	President, Chief Operating Officer and Director	1996
Ronald J. Krause	76	Director	1996
John D. Rock	68	Director	1997
Harold D. Marshall	68	Director	1999

        Biographical information on the nominees is set forth below under "Further Information—Board of Directors, Executive Officers and Nominees for Board of Directors."

        The persons named in the enclosed proxy intend to vote the proxy for the election of the nominees. Management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that occurs before the Annual Meeting, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

        The enclosed proxy provides a means for the holders of Class A Common Stock and Class B Common Stock to vote for each of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all nominees. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein, or if a shareholder does not specify in his or her executed proxy how the shares represented by his or her proxy are to be voted, such shares shall be voted for the nominees listed therein or for other nominees as provided above. The director nominees receiving a plurality of the votes at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as votes for or against any particular director nominee and will not affect the outcome of the election.

Committees of the Board of Directors

        The business of the Company is managed under the direction of its Board of Directors. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are the three standing committees of the Company's Board of Directors. The Nominating Committee was formed in March 2003 and its charter was amended in February 2004 to convert it into the Nominating and Governance Committee.

        The Audit Committee recommends the selection of and confers with the Company's independent accountants regarding the scope and adequacy of annual audits, reviews reports from the independent accountants and meets with the independent accountants and with the Company's financial personnel to review the adequacy of the Company's accounting principles, financial controls, disclosure controls and policies. The Audit Committee operates pursuant to a charter, which was adopted during 2001 and amended in 2004. The amended Audit Committee charter is included as Appendix A to this proxy statement. In 2003, the Audit Committee consisted of the following non-employee directors: Ronald J. Krause, John D. Rock, and Harold D. Marshall.

        The Board of Directors has designated Ronald J. Krause as the Audit Committee "financial expert" under applicable SEC rules. Mr. Krause served as the President and Chief Operating Officer of Associates First Capital Corp. ("Associates"), a publicly held financial services institution, for eight years and has over 40 years experience in the financial services industry. In his capacity as President and Chief Operating Officer of Associates, Mr. Krause was responsible for the supervision of Associates' outside auditors and Chief Financial Officer. Additionally Mr. Krause acquired extensive experience analyzing and evaluating financial statements of Associates and various entities that applied for credit from Associates. Although Mr. Krause does not have any formal accounting education, he has had extensive experience supervising principal financial officers, outside auditors, controllers and persons performing similar functions. Based on Mr. Krause's extensive financial and accounting experience, the Board of Directors determined that Mr. Krause qualifies as an "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission.

        The Board of Directors has determined that each member of the Audit Committee is financially literate. Each member of the Audit Committee has been determined by the Board of Directors to be independent in accordance with the listing standards of the NASDAQ National Market and the applicable rules of the Securities and Exchange Commission. For more information regarding the Audit Committee, see the Audit Committee Report contained herein.

        The Compensation Committee reviews the Company's compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to directors and officers of the Company and administers the Company's Long-Term Incentive Plan (the "Incentive Plan"). In 2003, the following independent directors constituted the Company's Compensation Committee: Ronald J. Krause, John D. Rock, and Harold D. Marshall.

        The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members and recommending them to the full Board for consideration. This includes all potential candidates, whether initially recommended by management, other Board members or shareholders of the Company. In addition, the committee makes recommendations to the Board for Board committee assignments, develops and annually reviews corporate governance guidelines for the Company and otherwise oversees corporate governance matters, and coordinates an annual performance review for the Board, Board committees and individual director nominees. The Nominating and Governance Committee consists of the following independent directors: Ronald J. Krause, John D. Rock and Harold D. Marshall. The Nominating and Governance Committee operates pursuant to a charter which is included as Appendix B to this proxy statement. The Nominating and Governance Committee charter is also available at the "About Us—Corporate Governance" section of the Company's website (located at www.rushenterprises.com).

Communications with Directors

        The Board of Directors welcomes input and suggestions from shareholders by mail. Additionally, those wishing to provide input or suggestions to the Board of Directors may also do so by calling Rush's Compliance Line at (877) 888-0002. Shareholders may direct their input or suggestions to specific directors, committees of the Board of Directors or all of the members of the Board of Directors.

        To communicate to the Audit Committee issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, you may anonymously and confidentially contact the Audit Committee by calling Rush's Compliance Line at the number above.

Code of Conduct for Employees and Directors

        The Company is currently drafting a Code of Conduct for Employees and Directors that will apply to all Company officers, directors and employees. The Company expects the Code of Conduct for

Employees and Directors to be available on the "About Us—Corporate Governance" section of the Company's website no later than May 4, 2004.

Code of Ethics for Senior Financial Officers

        In February 2004, the Board adopted a Code of Ethics for Senior Financial Officers that applies to the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and other financial professionals employed by the Company, including the principal accounting officer. Those subject to the Company's Code of Ethics for Senior Financial Officers will be surveyed annually for compliance. Only the Audit Committee of the Board of Directors can amend or grant waivers from the provisions of the Code of Ethics for Senior Financial Officers, and any such amendments or waivers will be promptly posted on the Company's website. The Code of Ethics for Senior Financial Officers is included as Appendix C to this Proxy Statement and is available at the "About Us—Corporate Governance" section of the Company's website.

Shareholder Nominations of Candidates for Director

        Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing not later than 90 days before the anniversary date of the immediately preceding annual meeting to Rush Enterprises, Inc.—Nominating and Governance Committee, 555 IH 35 South, New Braunfels, Texas 78130. The notice must contain the following information:

  •
  The name and address of the shareholder making the nomination and the name and address of the person or persons to be nominated;

  •
  The number of shares of Class A Common Stock and Class B Common Stock that the shareholder owns and is entitled to vote at the annual meeting;

  •
  A statement that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons so specified;

  •
  A description of all arrangements or understandings (if any) between the shareholder and each nominee or other person (naming such person) by or under which the nominations are to be made;

  •
  Information about the nominees as would be required to be included in a proxy statement filed under then-current SEC rules; and

  •
  The consent of each nominee to serve as a director of the company.

The Nominating and Governance Committee will consider all candidates recommended by shareholders who comply with the foregoing procedures. The Nominating and Governance Committee, in its sole discretion, will determine whether the candidates recommended by shareholders are qualified to become a member of the Company's Board of Directors.

Minimum Qualifications for Director Nominees and Board Member Attributes

        The Nominating and Governance Committee has no specific, minimum qualifications for director candidates. In general, however, persons considered for Board positions must have demonstrated leadership capabilities, be of sound mind and high moral character, have no personal or financial interest that would conflict or appear to conflict with the interests of the Company, and be willing and able to commit the necessary time for Board and committee service. To comply with regulatory requirements, a majority of Board members must qualify as independent members under the listing standards of the NASDAQ National Market and applicable rules of the Securities and Exchange Commission, and one or more members of the Company's Audit Committee must qualify as an "audit committee financial expert" as such term is defined by the rules of the Securities and Exchange Commission.

Identification and Evaluation of Director Candidates

        The Nominating and Governance Committee's objective is to identify future potential directors sufficiently in advance so that the committee can provide both the candidates and the Company the opportunity to evaluate one another and potential Board service over a period of time. With respect to candidates identified by management, individual directors or shareholders, the committee makes a preliminary review of the candidate's background, career experience and qualifications based on publicly available information or information provided by the person who identifies the candidate. If a consensus is reached in the committee that a particular candidate would likely contribute positively to the Board's mix of skills and experiences, and a Board vacancy exists or is likely to occur in the foreseeable short term, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts in-person interviews and may invite other Board members or senior Rush officers or managers to interview the candidate to assess his or her overall qualifications. In the context of the current composition and needs of the Board and its committees, the committee considers factors such as independence, judgment, skill, diversity, experience with businesses and other organizations of comparable size, experience as an officer of a publicly traded company, the interplay of the candidate's experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and willingness to devote adequate time and effort to Board and committee responsibilities.

        At the conclusion of this process, the Nominating and Governance Committee reaches a conclusion and reports the results of its review to the full Board. The report includes a recommendation whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.

Meetings of the Board of Directors

        During 2003, the Board of Directors met four times. The Compensation Committee met four times during 2003, the Audit Committee met four times during 2003 and the Nominating and Governance Committee met one time during 2003. Each of the directors of the Company attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of which he was a member. The Board regularly schedules a Board meeting to occur the day of the annual shareholders' meeting. Although the Company has no formal policy on director attendance at the annual shareholders' meeting, this scheduling facilitates their attendance. All of the then current members of the Board attended the Company's 2003 annual meeting.

Compensation of Directors

        In 1997, the Company adopted and the shareholders approved the 1997 Non-Employee Director Stock Option Plan (the "1997 Plan"). Pursuant to the 1997 Plan, each person who is elected or reelected as a non-employee director receives an option to purchase 20,000 shares of the Company's Class A Common Stock as of the date such director is elected or re-elected as a director of the Company, if such election takes place at an annual meeting of shareholders, or as of the date of the first annual meeting of shareholders subsequent to such director's election or appointment, if such election or appointment does not occur at an annual meeting of shareholders. The aggregate number of shares with respect to which options may be granted under the 1997 Plan is currently 300,000 shares of Class A Common Stock and 300,000 shares of Class B Common Stock. Each option is granted at the closing price of the Common Stock as reported by the NASDAQ National Market on the date of grant and fully vests on the date of grant.

        For fiscal 2003, each non-employee member of the Board of Directors received options pursuant to the terms of the 1997 Plan, $1,500 per day for each day in which a director renders services to, or on behalf of, the Company, the use of a company vehicle, and reimbursement for travel expenses to and from the meetings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF THE INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTORS

PROPOSAL 2: PROPOSAL TO AMEND THE 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES CLASS A COMMON STOCK AVAILABLE UNDER THE PLAN

Background

        On March 25, 1997, the Board of Directors adopted, subject to shareholder approval, the Rush Enterprises, Inc. 1997 Non-Employee Director Stock Option Plan and reserved 100,000 shares of Common Stock for issuance thereunder. The shareholders of the Company approved the 1997 Plan at the 1997 Annual Meeting of the Shareholders. The 1997 Plan was amended by the shareholders to increase the number of available shares from 100,000 to 300,000 at the Company's 2000 Annual Meeting of the Shareholders on May 16, 2000. Subsequent to the Common Stock reclassification and dividend approved by the shareholders on July 9, 2002, the 1997 Plan, as now in effect, authorizes the grant of non-qualified stock options in respect of an aggregate of 300,000 shares of Class A Common Stock and 300,000 shares of Class B Common Stock of the Company (subject to adjustment to reflect any stock splits, share combinations or similar changes) to directors of the Company who are not employees. As of the date of this Proxy Statement, options to purchase 240,000 shares of Class A Common Stock, 220,000 of which remain unexercised, and 180,000 shares of Class B Common Stock, 160,000 of which remain unexercised, have been granted under the 1997 Plan. Options to purchase an additional 60,000 shares of Class A Common Stock will be automatically granted on the date of the Annual Meeting.

        The Board of Directors has approved, subject to approval by the shareholders at the Annual Meeting, an amendment to the 1997 Plan to increase the number of shares of Class A Common Stock in respect to which options may be granted under the 1997 Plan to 600,000. Additionally, at its sole discretion, the Board of Directors is amending the 1997 Plan to decrease the number of shares of Class B Common Stock in respect to which options may be granted under the 1997 Plan from 300,000 to 180,000. The Board approved these amendments to enable the Company to provide appropriate incentives to non-employee directors in the future.

Summary of Material Provisions of the 1997 Plan

        Set forth below is a summary of the material provisions of the 1997 Plan, to the extent not described above. The description reflects the amendment to the 1997 Plan proposed for approval by the shareholders at the Annual Meeting. This summary does not purport to be a complete statement of the provisions of the 1997 Plan proposed for approval by the shareholders and is qualified in its entirety by the provisions of the 1997 Plan as proposed for approval by the shareholders, a copy of which is included with this Proxy Statement as Appendix D.

Administration

        The 1997 Plan is administered by a committee of the Board of Directors that will consist solely of directors who are employees of the Company (the "1997 Plan Committee"). Notwithstanding the above, the selection of Non-Employee Directors to whom options under the 1997 Plan (the "Options") are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as provided in the 1997 Plan and the 1997 Plan Committee shall have no discretion as to such matters.

Grant of Options

        Pursuant to the 1997 Plan, the following options are automatically granted to non-employee directors: (A) an option to purchase 20,000 shares of Class A Common Stock as of the date such director is elected as a director of the Company, if such election takes place at an annual meeting of shareholders, or an option to purchase 20,000 shares of Class A Common Stock as of the date of the first annual meeting of shareholders subsequent to such director's election or appointment, if such election or appointment does not occur at an annual meeting of shareholders, and (B) during each subsequent fiscal year in which such person remains a non-employee director, an option to acquire an additional 20,000 shares of Class A Common Stock as of the date such director is reelected as a director of the Company.

Shares Available for Grant

        A total of 600,000 shares of Class A Common Stock and 180,000 shares of Class B Common Stock have been reserved for issuance under the 1997 Plan. The number of shares available for the grant of options may be subject to adjustment under certain circumstances. Shares available for the grant of options are shares of the Company's treasury shares or authorized but unissued shares. If options expire or terminate unexercised, new options may thereafter be granted covering such shares.

Duration of Options

        Each Option granted under the 1997 Plan will be exercisable for a term of ten years from the date such Option first becomes exercisable, subject to earlier termination as provided in the 1997 Plan.

Amount Exercisable

        Each Option granted pursuant to the 1997 Plan shall be fully exercisable on the date of the grant.

Exercise of Options

        Under the 1997 Plan, Options may be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised. Payment of the purchase price of the shares of Common Stock subject to an Option may be made in any combination of cash or whole shares of Common Stock already owned by the director. Payment of the purchase price of the shares of Common Stock subject to an Option may no longer be made in shares of Common Stock withheld by the Company from the shares of Common Stock otherwise issuable to the optionee as a result of the exercise of such Option.

Non-Transferability

        Options may be assigned or transferred only by will or under the laws of descent and distribution and the Options may be exercised only by the optionee during his lifetime.

Termination

        Options, to the extent they have not been exercised previously, shall normally terminate on the earlier of (i) the last day of the thirty day period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors for any reason other than the optionee's death, permanent disability or resignation from the Board of Directors after at least five years of service; (ii) the last day of the one-year period commencing on the date on which the optionee ceases to be a member of the Board of Directors due to the optionee's death, permanent disability or resignation from the Board of Directors after at least five years of service; or (iii) ten years after the date of grant of such Option.

No Rights as Shareholder

        No optionee has any rights as a shareholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares. No adjustment for dividends, or otherwise, will be made if the record date therefore is prior to the date of issuance of such certificate.

Changes in the Company's Capital Structure

        In the event of any stock dividends, stock splits, recapitalizations, combinations, exchanges of shares, mergers, consolidations, liquidations, split-ups, split-offs, spin-offs, or other similar changes in capitalization, or any distribution to shareholders, including a rights offering, other than regular cash dividends, changes in the outstanding stock of the Company by reason of any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any similar capital adjustment or the payment of any stock dividend, any share repurchase at a price in excess of the market price of the Common Stock at the time such repurchase is announced or other increase or decrease in the number of such shares, the 1997 Plan shall make appropriate adjustment in the number and kind of shares authorized by the 1997 Plan, in the number, price or kind of shares covered by the Options and in any outstanding Options under the 1997 Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding Option.

        In the event of any adjustment in the number of shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

Amendment or Termination of 1997 Plan

        The Board of Directors may at any time and from time to time amend the 1997 Plan in order that the Options granted may conform to any changes in the law or in any other respect that the Board of Directors may deem to be in the best interests of the Company; provided, however, that without approval by the shareholders of the Company voting the proper percentage of its voting power, no amendment shall make any change in the 1997 Plan for which shareholder approval is required in order to comply with (a) Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, (b) the Internal Revenue Code of 1986, as amended, or regulatory provisions dealing with incentive stock options, (c) any rules for listed companies promulgated by any national stock exchange on which the Company's Common Stock is traded or (d) any other applicable rule or law. All Options granted under the 1997 Plan shall be subject to the terms and provisions of the 1997 Plan and any amendment of the 1997 Plan shall be deemed to amend all Options outstanding under the 1997 Plan at the time of the amendment.

Written Agreement

        Each Option granted pursuant to the 1997 Plan will be embodied in a written option agreement, which shall be subject to the terms and conditions of the 1997 Plan and which may contain such other provisions as the 1997 Plan Committee in its discretion deems advisable.

Duration of 1997 Plan

        No Option will be granted pursuant to the 1997 Plan on or after March 25, 2007.

        Assuming the presence of a quorum, approval of the proposal to amend the 1997 Plan to increase the number of shares of Class A Common Stock available for issuance under the 1997 Plan to 600,000 requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be considered as a vote for or against the proposal and therefore will have no effect on the outcome of the proposal. Proxies will be voted for or against such approval in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted for such approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE 1997 PLAN TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 1997 PLAN TO 600,000

PROPOSAL 3: TO APPROVE THE COMPANY'S 2004 EMPLOYEE STOCK PURCHASE PLAN

        The Compensation Committee and Board is submitting for approval by our shareholders the Rush Enterprises, Inc. 2004 Employee Stock Purchase Plan (the "2004 Plan"). The purpose of the 2004 Plan is to advance the interests of the Company and its shareholders by providing employees of the Company and its subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of Class A Common Stock of the Company on favorable terms through payroll deductions. It is the intention of the Company that the 2004 Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and provisions of the 2004 Plan shall be construed consistent with such intention.

Summary of Material Provisions of the 2004 Plan

        Set forth below is a summary of the material provisions of the 2004 Plan, to the extent not described above. This summary does not purport to be a complete statement of the provisions of the 2004 Plan and is qualified in its entirety by the provisions of the 2004 Plan, a copy of which is included with this Proxy Statement as Appendix E.

Administration

        The 2004 Plan will be administered by the Compensation Committee. In accordance with and subject to the provisions of the 2004 Plan, the Compensation Committee shall have authority to interpret the 2004 Plan, to make, amend and rescind rules and regulations regarding the 2004 Plan (including rules and regulations intended to insure that operation of the 2004 Plan complies with Section 16 of the Exchange Act), and to make all other determinations necessary or advisable in administering the 2004 Plan, all of which determinations shall be final and binding.

Eligible Employees

        Any person who (a) is an employee of the Company or any of its subsidiaries on the last day of the calendar month immediately preceding a grant date, (b) is not on long-term disability or unpaid leave status at that time and (c) has reached the age of majority in the state or province in which he or she resides shall be eligible to participate in the 2004 Plan for the offering period beginning on such grant date, subject to the limitations imposed by Section 423(b) of the Code.

Offering

        Options to purchase shares of Class A Common Stock shall be granted to participants under the 2004 Plan through a series of consecutive offering periods. The first offering period under the 2004 Plan shall have a grant date of July 1, 2004 and an ending date of December 31, 2004. Offering periods under the 2004 Plan shall continue until either (a) the Compensation Committee decides, in its sole discretion, to cancel future offering periods because the Class A Common Stock remaining available under the 2004 Plan is insufficient to grant options to all eligible employees, or (b) the 2004 Plan is terminated in accordance with the termination provisions of the 2004 Plan. Notwithstanding the foregoing, the Compensation Committee, in its sole discretion, may (a) accelerate the ending date of the then current offering period and provide for the exercise of options thereunder by participants in accordance with Section 9 of the 2004 Plan or (b) accelerate the ending date of the then current offering period and provide that all payroll deductions credited to the accounts of participants will be paid to participants as soon as practicable after such ending date and that all options for such offering period will automatically be canceled and will no longer be exercisable.

Participation

        Participation in the 2004 Plan is voluntary. An eligible employee may become a participant in the 2004 Plan by completing an enrollment form provided by the Company authorizing payroll deductions and the establishment of a share account, and filing the enrollment form with the Company's human resources department not later than the last business day of the month immediately preceding the grant date of the first offering period in which the participant wishes to participate.

Stock Subject to the 2004 Plan

        The maximum number of shares of Class A Common Stock that shall be reserved for sale under the 2004 Plan shall be 600,000 shares, subject to adjustment. The shares to be sold to Participants under the 2004 Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued.

        In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Compensation Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustments as to the number and kind of securities or other property (including cash) available for issuance or payment under the 2004 Plan and, in order to prevent dilution or enlargement of the rights of participants, (a) the number and kind of securities or other property (including cash) subject to each outstanding option, and (b) the purchase price of outstanding options.

Amendment and Termination

        The Company's Board of Directors may suspend or terminate the 2004 Plan or any portion thereof at any time, and may amend the 2004 Plan from time to time in such respects as the Board may deem advisable in order that options under the 2004 Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the 2004 Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 423 of the Code or the rules of any stock exchange or similar regulatory body. Upon termination of the 2004 Plan, the Compensation Committee, in its sole discretion, may take any of the actions described in Section 5 of the 2004 Plan.

Federal Income Tax Consequences

        The following discussion is required by rules of the Securities and Exchange Commission and summarizes the U.S. Federal income tax consequences of an employee's participation in the 2004 Plan. It does not summarize tax consequences for any employees who are not U.S. taxpayers. This summary does not address federal employment taxes, state and local income taxes and other taxes that may be applicable and is not intended to be a complete description of the tax consequences of participation in the 2004 Plan.

        The 2004 Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the U.S. Tax Code. Under a plan that so qualifies, no taxable income is recognized by a participant, and no deductions are allowed to the Company, in connection with the grant of the option under the plan that occurs on the date of grant (first trading day) for an offering period or the automatic exercise of such option and acquisition of shares under the plan that occurs on the last trading day for an offering period.

        Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 2004 Plan or in the event the participant should die while still owning the purchased shares.

        If a participant sells or otherwise disposes of the purchased shares less than two years after the date of grant, or within one year after the date of purchase for those shares, then the participant will recognize ordinary income equal to the amount by which the fair market value of the shares on the date of purchase exceeds the purchase price paid for those shares, and the Company will be entitled to an income tax deduction equal in amount to such excess. The income is recognized by the participant, and the deduction taken by the Company, for the taxable year in which such sale or disposition occurs. For purposes of the U.S. Tax Code, the "date of purchase" means the date the shares are issued on automatic exercise of the option on the last trading day of the offering period.

        If the participant sells or disposes of the purchased shares more than two years after the date of grant and more than one year after the date of purchase for those shares, then the participant will recognize ordinary income equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition exceeds the purchase price paid for those shares or (b) 15% of the fair market value of the shares on the date of grant for the offering period in which the shares were acquired, and any additional gain upon the disposition will be taxed as a long-term capital gain. The income is recognized by the participant for the taxable year in which such sale or disposition occurs. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

        If the participant still owns the purchased shares at the time of death, the lesser of (a) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (b) 15% of the fair market value of the shares on the date of grant for the offering period in which those shares were acquired, will constitute ordinary income in the year of death.

Vote Required and Board Recommendation

        The 2004 Plan will be submitted to shareholders for their approval at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
OF THE COMPANY'S 2004 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Ernst & Young LLP ("E&Y") to serve as independent public accountants of the Company for the fiscal year ending December 31, 2004. Although shareholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the shareholders of the Company for ratification at the Annual Meeting. E&Y, through the process of reauditing the Company's 2000 and 2001 consolidated financial statements, has served as independent public accountants of the Company with respect to the Company's consolidated financial statements for the years ended December 31,

2000, 2001, 2002 and 2003, and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of E&Y, the Board of Directors may reconsider the appointment.

        In April 2002, the Board of Directors, upon recommendation of its Audit Committee, dismissed the Company's former independent accountants, Arthur Andersen LLP ("Andersen"). Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2001 and the subsequent interim period preceding their dismissal, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Company's consolidated financial statements for such years and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        Representatives of E&Y will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

        Ratification of the appointment of E&Y requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be considered as a vote for or against the proposal and therefore will have no effect on the outcome of the proposal. Proxies will be voted for or against such approval in accordance with specifications marked thereon, and if no specification is made, the proxies will be voted for such approval.

        Ernst & Young's reports on the Company's consolidated financial statements for the years ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the year ended December 31, 2003 and through the date hereof, there were no disagreements with E&Y on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During the year ended December 31, 2003 and through the date hereof, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS
INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2004

FURTHER INFORMATION

Board of Directors, Executive Officers and Nominees for Board of Directors

        Set forth below is information with respect to each director, executive officer and nominees for directors of the Company as of March 31, 2004. The directors are nominated annually by the Nominating Committee and elected annually by the shareholders of the Company. The executive officers are elected by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position
W. Marvin Rush	65	Chairman of the Board, Chief Executive Officer and Director
W. M. "Rusty" Rush	45	President, Chief Operating Officer and Director
J. M. "Spike" Lowe, Jr.	60	Senior Vice President—Corporate Development
David C. Orf	54	Senior Vice President—Sales and Marketing
Brent Hughes	61	Senior Vice President—Financial Services
Daryl J. Gorup	55	Senior Vice President—Dealership Operations
Martin A. Naegelin, Jr.	40	Senior Vice President—Chief Financial Officer
Ernest N. Bendele	60	Vice President—Used Trucks
Louis Liles	61	Vice President—Corporate Administration
Ralph West	57	Vice President—Leasing and Rental Operations
John Hiltabiddle	59	Controller
Richard Hall	65	Vice President—Insurance
Ronald J. Krause(1)	76	Director
John D. Rock(1)	68	Director
Harold D. Marshall(1)	68	Director

(1)
Determined by the Company's Board of Directors to be independent in accordance with the listing standards of the NASDAQ National Market and the applicable rules of the Securities and Exchange Commission. Member of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.

        W. Marvin Rush founded the Company in 1965. He served as President from inception until November 1995 when he began his service as Chairman of the Board and Chief Executive Officer. He also served on the Peterbilt dealer council from 1984-1987 and was elected its Chairman in 1987. He was also active on the PacLease Executive Committee from 1989-1992 and was Chairman in 1992. Other honors include the Peterbilt Dealer of the Year in 1986, 1987 and 1988, as well as the Midranger Dealer of the Year in 1989. His highest Peterbilt honor was being named North American Peterbilt Dealer of the Year for the 1993-1994 and the 2000-2001 years.

        W.M. "Rusty" Rush served as Vice President and Executive Vice President of the Company from 1990 until November 1995 when he began his service as President of the Company. He was named the Company's Chief Operating Officer in December 2001 and President of Rush Equipment Centers in

June 2003. For several years he has overseen the Company's heavy-duty truck segment. He is now responsible for all operations of the Company.

        J. M. "Spike" Lowe, Jr. has worked for the Company since 1968, holding the position of Vice President of the Company since 1994. He was promoted to Senior Vice President in 1999. Currently he is responsible for acquisitions and all open account and unsecured lending for the Company.

        David C. Orf has served as Vice President of Sales and Marketing of the Company since 1993 and in October 1996 Mr. Orf was promoted to Senior Vice President of Sales and Marketing. Mr. Orf was the general manager of the Company's Houston, Texas facilities until January 1996. Prior to joining the Company, Mr. Orf served as the Southeast regional manager of Peterbilt Motors Company, a division of PACCAR.

        Brent Hughes has served as Vice President of Financial Services since 1993 and he became Senior Vice President in September 1997. He is in charge of all secured financing for the Company. Mr. Hughes worked for Associates Commercial Corporation for 22 years, was Branch Manager in New York City, and later in San Antonio, and was Senior Vice President of the Western Region when he left to join the Company in 1992.

        Daryl J. Gorup has served as Senior Vice President of Dealership Operations of the Company since January 1997. Prior to joining the Company, Mr. Gorup had served for 15 years in various executive positions with Peterbilt Motors Company, including General Sales Manager.

        Martin A. Naegelin, Jr. has served as Vice President and Chief Financial Officer since January 1997. Mr. Naegelin was promoted to Senior Vice President in December 2001 and was named Secretary and Treasurer of the Company and Executive Vice President of Rush Equipment Centers in March 2003. His responsibilities include the Company's corporate administrative functions, its retail finance and insurance operations, its truck leasing operations and construction equipment operations. Prior to joining the Company, Mr. Naegelin served as Vice President of Investor Relations and Corporate Development of Norwood Promotional Products, Inc. Mr. Naegelin had seven years of public accounting experience prior to joining Norwood in 1993.

        Ernest N. Bendele has worked for the Company since 1984, serving as a Vice President of the Company since October 1996. Mr. Bendele is responsible for procurement, inventory control and marketing of used trucks nationwide.

        Louis Liles has worked for the Company since December 1995 and has served as Vice President of the Company since September 1997. Prior to joining the Company, Mr. Liles was employed for 17 years, most recently serving as the Senior Vice President of Operations, of Kerr Consolidated, Inc., which operated two Peterbilt dealerships and was acquired by the Company in December 1995. In his current capacity, Mr. Liles is responsible for the corporate administration function, which includes human resources and legal oversight.

        Ralph West has worked for the Company since 1994 and has served as a Vice President of the Company responsible for all leasing and rental operations since that time. Prior to joining the Company, Mr. West had been with Ryder Truck Rentals for 28 years serving in various executive positions, including Vice President during his last 14 years with the company.

        John Hiltabiddle has served as the Controller of the Company since December 1993. Mr. Hiltabiddle served as the Controller of two large automobile dealerships from 1984 until 1989 and from 1989 until he joined the Company in December 1993. Mr. Hiltabiddle had 12 years of public accounting experience prior to 1984.

        Richard "Dick" Hall has worked for the Company since December 1992 and has served as Vice President of Associated Acceptance, Inc., the Company's insurance agency affiliate, since that time. Mr. Hall was elected a Vice President of the Company in 2003. During his working career his service has included 8 years as President and Director of Municipal Insurance Company of America, Elgin, Illinois, and 15 years as President and Director of Northland Insurance Agency, Inc., a bank holding company in Chicago, Illinois. Prior to joining the Company, he owned and operated a proprietary school teaching insurance in San Antonio for six years.

        Ronald J. Krause has served as a director of the Company since June 1996. Mr. Krause served as President of Associates First Capital Corp. from 1976 until 1981 and President and Chief Operating Officer of Associates from 1981 until 1989. Mr. Krause was Vice Chairman of the Board of Directors of Associates of North America from 1988 until his retirement in 1989.

        John D. Rock has served as a director of the Company since April 1997. Mr. Rock served as a Vice President of General Motors Corporation from 1991 until his retirement from General Motors Corporation after over 36 years of service. While at General Motors Corporation, Mr. Rock held various executive positions in sales, service and marketing. Mr. Rock also served as a member of the Board of Directors of Volvo—GM Heavy Truck Corporation.

        Harold D. Marshall has served as a director of the Company since February 1999. Mr. Marshall served as President and Chief Operating Officer of Associates First Capital Corp. from May 1996 until January 1999 and served as a director of Associates. Mr. Marshall joined Associates in 1961 and organized their Transportation Division in 1974. Mr. Marshall serves as Vice Chairman of the American Trucking Association Foundation Board of Directors, as a Member of the American Trucking Association Foundation Executive Committee, as Trustee Emeritus of the Hudson Institute, and as a Trustee on the Board of Trustees of the Dallas Museum of Art. Mr. Marshall also serves as a director and member of the audit and compensation committees of Overnite Transportation Company.

        W.M. "Rusty" Rush is the son of W. Marvin Rush. There are no other family relationships among the executive officers and directors of the Company.

        All directors of the Company hold office until the next annual meeting of shareholders and the election and qualification of their successors. Each officer of the Company was chosen by the Board of Directors and serves at the pleasure of the Board of Directors until his or her successor is appointed or until his or her earlier resignation or removal in accordance with applicable law.

Compensation Committee Report on Executive Compensation

        The Compensation Committee is responsible for making all compensation decisions for the named executives including determining base salary and annual incentive compensation amounts and granting stock options and other stock-based compensation under the Company's Long-Term Incentive Plan.

  Overall Objectives of the Executive Compensation Program

        The purpose of the Company's compensation plan is to attract, retain and motivate key management employees. It is the philosophy of the Company to pay its executives at levels commensurate with both Company and individual performance. A primary consideration in developing the Company's executive compensation programs is to link the long-term financial interests of executives with those of the Company and its shareholders. The Compensation Committee reviews compensation for comparable organizations in order to establish the Company's total compensation program and determine awards under the Incentive Plan.

        In 2003, the total compensation program for the Company's top executives, approved by the Company's Board of Directors, consisted of a base salary and bonus for each of such executives.

  Base Salary Program

        It is the Company's policy to establish salaries at a level approximating the average of the competitive levels in comparable organizations and to provide annual salary increases reflective of the executive's performance, level of responsibility and position with the Company. In 2003, W. Marvin Rush received a base salary of $823,406. The Compensation Committee reviews salaries paid to the chief executive officers of companies in industries that are similar to the Company's industry and compares the financial performance of such companies to the Company's financial performance in determining Mr. Rush's base salary.

  Annual Incentive

        Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include revenue growth, net profitability and cost control. The Compensation Committee does not utilize formalized mathematical formulas, nor does it assign weightings to these factors. The Compensation Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive officer. The Compensation Committee believes that the Company's growth in revenue and profitability requires subjectivity on its part when determining incentive payments. The Compensation Committee believes that specific formulae restrict flexibility. W. Marvin Rush received a $391,176 bonus from the Company for services performed on behalf of the Company during 2003.

  Long-Term Incentive Plan

        The Company adopted its Incentive Plan in 1996 prior to its initial public offering, and the shareholders of the Company approved the Incentive Plan at the 1998 Annual Meeting of Shareholders. The Incentive Plan permits the Company to make grants of stock options, restricted stock, performance shares and other awards to employees as part of the Company's overall incentive compensation program. The Incentive Plan is intended to attract, retain and motivate key management personnel and to align the interest of the executives with those of shareholders. The Company establishes overall long-term incentive grant levels by reviewing how many shares comparable organizations reserve for their plans. The company awards individual long-term incentive grants based upon each employee's position in the Company and responsibility level. In 2003, the Company granted W. Marvin Rush options to purchase 50,000 shares of Class B Common Stock under the Incentive Plan.

  Section 162(m)

        Section 162(m) of the Code currently imposes a $1 million limitation on the deductibility of certain compensation paid to each of the Company's five highest paid executives. Excluded from this limitation is compensation that is "performance based." For compensation to be performance based it must meet certain criteria, including being based on predetermined objective standards approved by shareholders. The Company believes that compensation relating to options granted under the Incentive Plan should be excluded from the $1 million limitation calculation. Compensation relating to the Company's incentive compensation awards do not currently qualify for exclusion from the limitation, given the discretion that the Compensation Committee has in establishing the performance goals for such awards. The Compensation Committee believes that maintaining the discretion to evaluate the performance of the Company's management is an important part of its responsibilities and inures to the benefit of the Company's shareholders. However, the Compensation Committee intends to take into account the potential application of Section 162(m) with respect to incentive compensation awards and other compensation decisions made by it in the future.

  Conclusion

        The Compensation Committee believes these executive compensation policies serve the interests of the shareholders and the Company effectively. The Compensation Committee believes that the various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future successes, thereby enhancing the value of the Company for the shareholders' benefit.

Compensation Committee of the Board of Directors

Harold D. Marshall
Ronald J. Krause
John D. Rock

Audit Committee Report

        Notwithstanding anything to the contrary in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

        The Audit Committee has done the following:

  •
  Reviewed and discussed the audited financial statements with management.

  •
  Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61.

  •
  Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1.

  •
  Considered whether the provision of non-audit services is compatible with maintaining the auditors' independence.

  •
  Discussed with the independent auditors the auditors' independence.

  •
  Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

        The Board of Directors has determined that the members of the Audit Committee are independent, in accordance with the listing standards established by the NASDAQ National Market and the applicable rules of the Securities and Exchange Commission. The Audit Committee adopted a written charter in 2001, which was amended in 2004. The amended Audit Committee charter is included as Appendix A to this proxy statement. The Audit Committee met four times in the last fiscal year.

        In 2003, the Audit Committee implemented a policy that provides for pre-approval of audit, audit related and non-audit services performed by the independent auditor to ensure that the provision of non-audit services would not impair the auditor's independence. The Committee will annually review and pre-approve services that may be provided by the independent auditor without specific approval from the Audit Committee. Unless a type of service to be provided by the independent auditor receives general pre-approval under the policy, it requires specific approval of the Audit Committee before commencing. Any services that would exceed pre-approved cost levels under the policy would similarly require specific approval of the Audit Committee before being performed at the higher cost level. The Audit Committee regularly reviews the services being provided by the independent auditor and the associated fees and is satisfied that the fees paid for other services would not affect the independence of the auditors in performing their audit function. The fees are set forth in the following section.

Independent Auditor's Fees

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the years ended December 31, 2002, and

December 31, 2003, and fees billed for other services rendered by E&Y during those periods. All of the fees presented below were pre-approved by the Audit Committee.

	2002	2003
Audit fees:(1)	$395,000	$135,575
Audit related fees:(2)	0	0
Tax fees:(3)	0	74,000
All other fees:(4)	0	0

Total	$395,000	$209,575

(1)
Audit fees consisted principally of professional services rendered in connection with the audit of the Company's financial statements for the years ended December 31, 2002 and 2003 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10Q during the years ended December 31, 2002 and 2003. As a result of the Company's decision to discontinue certain operations during 2002, combined with the closing of Arthur Andersen LLP, the Company's predecessor auditors, a "reaudit" of the 2000 and 2001 consolidated financial statements was required. The audit fees for 2002 include fees for professional services rendered in connection with the reaudit of the Company's financial statements for the years ended December 31, 2000 and 2001.

(2)
The Company did not engage E&Y for any audit related services for the years ended December 31, 2003 and 2002.

(3)
Tax fees consisted principally of professional services rendered for tax compliance and reporting.

(4)
The Company generally does not engage E&Y for "other" services.

        For the year 2004, the Audit Committee recommended to the Board, and the Board has appointed, E&Y as the independent public accountants for the Company. The Board of Directors' appointment of E&Y as the Company's independent public accountants for the year 2004 is being submitted to the Company's shareholders for ratification.

Audit Committee of the Board of Directors

Harold D. Marshall
Ronald J. Krause
John D. Rock

Executive Compensation

        The following table summarizes all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the years ended December 31, 2001, 2002 and 2003 by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during 2003 (the "Named Executive Officers").

Summary Compensation Table

		Annual Compensation								Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary			Bonus		Other Annual Compensation(1)			Securities Underlying Options (#)	All Other Compensation(2)
W. Marvin Rush Chairman of the Board and Chief Executive Officer	2003 2002 2001	$ $ $	823,406 765,993 702,800	(3) (5) (6)	$ $ $	391,176 350,000 290,000	$ $	61,600 — 72,000	(4) (4)	50,000 82,400 79,000	$ $ $	6,000 5,500 5,250
W.M. "Rusty" Rush President	2003 2002 2001	$ $ $	408,040 335,026 262,481		$ $ $	385,000 350,000 150,000		— — —		43,000 43,000 28,400	$ $ $	6,000 5,500 5,250
David C. Orf Senior Vice President	2003 2002 2001	$ $ $	231,613 217,362 206,181		$ $ $	110,000 105,000 137,500		— — —		21,000 18,000 14,000	$ $ $	6,000 5,500 5,250
Daryl J. Gorup Senior Vice President	2003 2002 2001	$ $ $	238,477 215,047 206,247		$ $ $	110,000 100,000 77,500		— — —		21,000 18,000 14,000	$ $ $	6,000 5,500 2,625
Martin A. Naegelin, Jr. Senior Vice President	2003 2002 2001	$ $ $	208,798 184,200 142,533		$ $ $	110,000 100,000 70,000		— — —		18,000 14,000 12,000	$ $ $	6,000 5,500 5,250

(1)
Consists of prerequisites which aggregate less than the lesser of $50,000 or 10% of the salary and bonus for the Named Executive Officer, unless otherwise noted.

(2)
Consists of matching contributions to the Company's 401(k) plan.

(3)
Of such amount, $117,096 represents amounts paid with respect to salary and benefits of employees of the Company performing personal services exclusively for Mr. Rush.

(4)
Amounts shown in this column represent the value of personal use of the Company's corporate jet based upon current Standard Industry Fare Level (SIFL) rates as published by the United States Department of Transportation.

(5)
Of such amount, $119,696 represents amounts paid with respect to salary and benefits of employees of the Company performing personal services exclusively for Mr. Rush.

(6)
Of such amount, $114,702 represents amounts paid with respect to salary and benefits of employees of the Company performing personal services exclusively for Mr. Rush.

Stock Option Grants in Fiscal 2003

        The following table provides certain information related to options granted by the Company to the Named Executive Officers during fiscal 2003.

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Individual Grants
			% of Total Options Granted to Employees in Fiscal 2003
Name	Number of Securities Underlying Options Granted (#)			Exercise or Base Price ($/Share)	Expiration Date
						5% ($)	10% ($)
W. Marvin Rush	50,000	(2)	10.57	3.74	3/15/2013	117,603	298,030
W. M. "Rusty" Rush	43,000	(2)	9.09	3.74	3/15/2013	101,139	256,306
David C. Orf	21,000	(3)	4.44	3.65	3/15/2013	48,205	122,160
Daryl J. Gorup	21,000	(3)	4.44	3.65	3/15/2013	48,205	122,160
Martin A. Naegelin, Jr.	18,000	(3)	3.81	3.65	3/15/2013	41,318	104,709

(1)
The potential realizable value is calculated based on the term of the option and is calculated by assuming that the fair market value of the Class A Common Stock or the Class B Common Stock on the date of the grant as determined by the Board appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and the Class A Common Stock or Class B Common Stock received therefor is sold on the last day of the term of the option for the appreciated price. The 5% and 10% rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. The actual value realized might be greater than or less than the potential realizable values set forth in the table.

(2)
Class B Common Stock options.

(3)
Class A Common Stock options.

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

        The following table provides information related to Class A Common Stock options exercised by the Named Executive Officers of the Company during fiscal 2003 and the number and value of options held at fiscal year end.

			Number of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In- the-Money Options at FY-End ($)(1)
Name	Shares Acquired Upon Option Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
W. Marvin Rush	0	0	57,782	103,988	286,489	699,360
W. M. "Rusty" Rush	0	0	29,209	44,068	144,176	293,283
David C. Orf	0	0	26,482	41,575	129,077	265,012
Daryl J. Gorup	0	0	14,167	41,334	63,104	263,661
Martin A. Naegelin, Jr.	0	0	8,833	33,692	39,347	215,802

(1)
On December 31, 2003, the closing price of the Company's Class A Common Stock was $9.79.

        The following table provides information related to Class B Common Stock options exercised by the Named Executive Officers of the Company during fiscal 2003 and the number and value of options held at fiscal year end.

			Number of Securities Underlying Unexercised Options at FY-End(#)		Value of Unexercised In- the-Money Options at FY-End ($)(1)
Name	Shares Acquired Upon Option Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
W. Marvin Rush	0	0	57,782	153,988	304,401	1,049,597
W. M. "Rusty" Rush	0	0	29,209	87,068	153,231	580,424
David C. Orf	0	0	26,482	20,575	137,287	142,451
Daryl J. Gorup	0	0	14,167	20,334	67,496	141,024
Martin A. Naegelin, Jr.	0	0	8,833	15,692	42,085	110,146

(1)
On December 31, 2003, the closing price of the Company's Class B Common Stock was $10.10.

Equity Compensation Plan Information

Class A Common Stock:

Plan Category	Number of securities to be issued upon exercise of outstanding options as of December 31, 2003 (a)	Weighted-average exercise price of outstanding options as of December 31, 2003 (b)	Number of securities remaining available for issuance under equity compensation plans as of December 31, 2003 (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,464,783	$3.92	1,373,363
Equity compensation plans not approved by security holders(1)	160,000	2.71	—

Total	1,624,783	$3.80	1,373,363

(1)
Includes one time options granted to certain employees and directors outside any Company plan.

Class B Common Stock:

Plan Category	Number of securities to be issued upon exercise of outstanding options as of December 31, 2003 (a)	Weighted-average exercise price of outstanding options as of December 31, 2003 (b)	Number of securities remaining available for issuance under equity compensation plans as of December 31, 2003 (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,120,783	$3.94	517,363
Equity compensation plans not approved by security holders(1)	160,000	2.71	—

Total	1,280,783	$3.79	517,363

(1)
Includes one time options granted to certain employees and directors outside any Company plan.

Employee Benefit Plans

  Incentive Plan

        In April 1996, prior to the initial public offering of the Company's common stock, the Board of Directors and shareholders adopted the Incentive Plan. The shareholders of the Company approved the Incentive Plan at the 1998 Annual Meeting of Shareholders

  401(k) Plan and Other Employee Benefits

        The Company has a defined contribution pension plan (the "Rush Plan") which is available to all Company employees and the employees of certain affiliates. Each employee who has completed six months of continuous service is entitled to enter the Rush Plan. Employees who choose to participate may contribute from 1% to 50% of their total gross compensation (up to a maximum dollar amount established in accordance with Section 401(k) of the Internal Revenue Code of 1986, as amended). However, certain higher-paid employees are limited to a maximum contribution of 15% of total gross compensation. For the first 10% of an employees' contribution, the Company, at is discretion, may contribute an amount equal to 25% of the employees' contributions for those employees with less than five years of service and an amount equal to 50% of the employees' contributions for those employees with more than five years of service. The aggregate amount of the Company's contributions for 2003 under these plans was $1.6 million, of which amount $6,000 was for the account of W. Marvin Rush.

Employment Agreements and Change-of-Control Arrangements

        The Company has employment agreements with W. Marvin Rush and W.M. "Rusty" Rush that have four-year terms, subject to automatic extension for an additional year on the anniversary of each agreement. These employment agreements are subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreements) or termination by W. Marvin Rush or W. M. "Rusty" Rush, as applicable, for "good reason" (as defined in the employment agreements). The employment agreements automatically renew annually and provide for their minimum annual base salary to be equal to their current base salary. In 2003, W. Marvin Rush received a base salary of $823,406 and W.M. "Rusty" Rush received a base salary of $408,040. The employment agreements also provide for bonuses at the discretion of the Compensation Committee of the Board.

        Former Executive Vice President and member of the Company's Board of Directors, Robin M. Rush, left the Company in June of 2003. As provided in his employment agreement, Robin M. Rush elected to receive a continuation of his base salary and benefits available to other employees through the unexpired term of his employment agreement of four years. Additionally, Robin M. Rush may still exercise his options to purchase Common Stock throughout the unexpired term of his employment agreement as if he remained employed with the Company. Robin M. Rush received base salary and termination benefits totaling $273,659 during 2003.

        The departure packages included in the employment agreements with W. Marvin Rush and W.M. "Rusty" Rush provide that if the Company terminates their employment without cause (including the Company's election to not extend the employment agreements at any renewal date) or within two years of a change-of-control, or if they resign their employment for "good reason" (as defined in the employment agreements), they will be entitled to receive, at their election, either a lump sum payment in the amount equal to their base salary for the unexpired term of their agreements or continuation of their base salary and benefits through the unexpired term of their agreements. A change-of-control is deemed to have occurred if (i) more than 30% of the combined voting power of the Company's then outstanding securities is acquired, directly or indirectly, or (ii) at any time during the 24-month period after a tender offer, merger, consolidation, sale of assets or contested election, or any combination of such transactions, at least a majority of the Company's Board of Directors shall cease to consist of "continuing directors" (meaning directors of the Company who either were directors prior to such transaction or who subsequently became directors and whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors prior to such transaction), or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement of sale or disposition by the Company of all of the Company's assets.

        The Company has also entered into employment agreements with David C. Orf, Daryl J. Gorup and Martin A. Naegelin, Jr., which provide for minimum annual base salaries to be equal to their current base salary. In 2003, base salaries received were as follows: Mr. Orf—$231,613, Mr. Gorup—$238,477 and Mr. Naegelin—$208,798. The employment agreements also provide for incentive bonuses at the discretion of the Compensation Committee of the Company. The employment agreements are terminable by the Company upon 12 months' prior written notice or, in lieu thereof, immediately terminable upon the payment to the employee of 12 months of his then effective base salary and an amount equal to a percentage of the bonus received by the employee during the preceding year, with such percentage determined according to the number of years of service of the employee.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee during 2003 were John D. Rock, Ronald J. Krause and Harold D. Marshall, none of whom have ever been an officer of the Company or any of its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Compensation Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors.

Performance Graph

        The Company's equity securities have been traded publicly since June 6, 1996. Prior to such date, there was no established market for the Company's equity securities. On July 9, 2002, the shareholders of the Company approved amendments to the Company's Articles of Incorporation effecting a reverse stock split and the issuance of a new class of securities. The amendments resulted in the reclassification of the company's previously existing common stock as Class B Common Stock and the issuance of the Class A Common Stock to the Company's existing shareholders. The following Performance Graph compares the Company's cumulative total shareholder return on its Common Stock from December 31, 1998, through December 31, 2003 to the Standard Poor's 500 Stock Index and to a Peer Group of other public companies over the same period. Subsequent to July 9, 2002, the date the previously discussed amendment took effect, the Company has added the share prices of its Class A Common Stock and Class B Common Stock together in calculating its cumulative total return. The Peer Group is comprised of the following companies: Holiday RV Superstores, Inc., Lithia Motors, Inc., Paccar, Inc., Travis Boats & Motors, Inc., United Auto Group, Inc. and Werner Enterprises, Inc.

        The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Except as otherwise stated below, to the knowledge of the Company, based solely on a review of the copies of the Section 16(a) reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) reports applicable to the Company's directors, executive officers and greater than 10% beneficial owners were filed on a timely basis.

        The Company's executive officers and directors filed several late Section 16(a) reports in 2003. On March 15, 2003, each executive officer of the Company received stock options under the Company's

Incentive Plan. The Form 4s reporting these option grants were not filed until April 17, 2003. On July 2, 2003, the three non-employee members of the Company's Board of Directors received options under the Company's 1997 Non-Employee Director Stock Option Plan. The Form 4s reporting these option grants were not filed until December 2, 2003. On July 2, 2003, Richard Hall was made an executive officer of the Company. The Form 3 reporting Mr. Hall's holdings at the time he became an executive officer was not filed until January 2, 2004. Additionally, on December 19, 2003, Richard Hall sold 1,000 shares of common stock, but the Form 4 reporting this sale was not filed until January 2, 2004.

        The Company has substantially revised the procedures that are followed in connection with the issuance of options to purchase shares of the Company's Common Stock and the reporting of transactions involving the Company's securities by executive officers and directors of the Company. The Company anticipates that the revised procedures will reduce the number of late Section 16(a) reports that are filed by the Company's executive officers and directors in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Under Article 21.14 of the Texas Insurance Code ("TIC"), every officer, director and shareholder of a corporation licensed to act as a local recording agent must be individually licensed to act as an insurance agent. An insurance agent is required to be a resident of the State of Texas and pass an examination for a local recording insurance agent's license. W. Marvin Rush, Chairman of the Board and Chief Executive Officer of the Company, is licensed to act as an insurance agent in the State of Texas and is therefore qualified to act as the shareholder, director and officer of Associated Acceptance, Inc. ("AA"), the corporation currently affiliated with the Company that is licensed to act as a local recording agent. The Company has acquired, as a wholly owned subsidiary, a managing general agent (the "MGA") licensed under Article 21.07-3 of the TIC to manage all of the operations of AA. In addition to managing AA, the MGA is qualified to receive any and all commission income that is otherwise payable to AA. The MGA, Mr. Rush and AA have entered into agreements pursuant to which (i) the MGA manages all operations of AA, (ii) all of the income of AA is paid to MGA, (iii) the Company transfers such funds to AA as are necessary for its operation, and (iv) Mr. Rush has granted the MGA the right to transfer legal ownership of the shares of capital stock of AA at any time to anyone designated by MGA. Mr. Rush continues to own all of the outstanding stock of AA, subject to his agreements with MGA prohibiting the transfer of such capital stock.

        The Company owns and operates a jet aircraft in connection with its business. The Company generally limits usage of the aircraft to the Chairman of the Board and Chief Executive Officer of the Company and the President of the Company for personal purposes to the extent the aircraft is not being utilized for Company business. While the Company does not charge for such use of its aircraft for personal purposes, it does report as taxable income to the Internal Revenue Service the value of the transportation services rendered based upon Internal Revenue Service formulas. The value of the transportation services rendered is included in the "Other Annual Compensation" column of the Executive Compensation table to the extent that such value exceeds the disclosure thresholds established under SEC rules.

        Pursuant to the terms of an agreement between the Company and General Motors Acceptance Corporation ("GMAC"), the Company may deposit with GMAC, as overnight funds, an amount no greater than 10.0% of the Company's wholesale floor plan financing debt to GMAC. The Company has a policy whereby if the Company is unable to deposit with GMAC the full amount for which it is eligible, the executive officers and directors of the Company may loan funds to the Company, which then deposits such funds with GMAC. The Company receives interest from GMAC, and pays to such officer or director interest on the funds at the rate the Company receives from GMAC less .25%. During 2003, no executive officer or director lent any money to the Company pursuant to this policy.

PROPOSALS FOR 2005 ANNUAL MEETING

        The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2005 Annual Meeting of Shareholders is December 13, 2004. The proposal should be sent to the Secretary of the Company.

OTHER MATTERS

        As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

                      By Order of the Board of Directors,

                      W. MARVIN RUSH
                       Chairman of the Board and
                      Chief Executive Officer

San Antonio, Texas
April 12, 2004

APPENDIX A

RUSH ENTERPRISES, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AMENDED AND RESTATED CHARTER

        This Charter governs the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Rush Enterprises, Inc. (the "Company").

I.     PURPOSE

        The Committee has been established to:

  •
  assist the Board in its oversight responsibilities relating to:

  •
  the integrity of the Company's financial statements,

  •
  the disclosure and financial reporting process, including the Company's disclosure controls and procedures,

  •
  the adequacy of the Company's internal controls and procedures for financial reporting,

  •
  the performance of the Company's internal audit function and independent auditor,

  •
  the independent auditor's qualifications and independence, and

  •
  the Company's compliance with policies under the Company's code of ethics for senior financial officers and legal and regulatory requirements;

  •
  prepare the report required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement;

  •
  retain and terminate the Company's independent auditor;

  •
  approve audit and non-audit services to be performed by the independent auditor;

  •
  perform such other functions as the Board may from time to time assign to the Committee; and

  •
  approve all related party transactions.

In so doing, it is the responsibility of the Committee to encourage open communication among the Committee, independent auditors, internal auditors (or persons carrying out the internal audit function) and management of the Company.

II.    COMPOSITION

        The Committee shall have a minimum of three members appointed by the Board who shall serve until replaced by the Board. No member of the Committee shall have participated in the preparation of the Company's financial statements during the past three years. The Chairperson of the Board shall designate the Chairperson of the Committee. The members of the Committee shall meet the independence, experience and financial literacy requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the SEC. In addition, at least one member shall be an "audit committee financial expert," as defined by the SEC. All members of the Committee shall have a working familiarity with basic finance and accounting practices. The Board shall review these requirements on an annual basis to insure continued compliance by the members of the Committee.

III.  MEETING REQUIREMENTS

        The Committee shall meet as necessary, but at least quarterly, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

        The Committee may ask members of management, employees, outside counsel, the independent auditor or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request.

        The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

IV.    COMMITTEE AUTHORITY, DUTIES AND RESPONSIBILITIES

        The Company's independent auditor shall report directly to the Committee. The Committee shall be directly responsible for, and have sole authority as to, the appointment, retention and termination, compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding accounting matters and financial reporting matters. The Committee may assign certain duties and responsibilities conferred upon the Committee to one or more of its members, subject to reporting to or ratification by the Committee as the Committee shall direct.

        In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

  A.
  Oversight of the Financial Reporting Processes

  1.
  In consultation with the independent auditor, review the integrity of the Company's internal and external financial reporting processes.

  2.
  Review annually with management the scope of the internal audit function, and review annually the performance of both the internal audit function and the independent auditor in executing their plans and meeting their objectives.

  3.
  Review and pre-approve all related-party transactions as defined in the relevant NASDAQ requirements.

  4.
  Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting and such other matters as are to be discussed with the Committee under generally accepted auditing standards. Consider any alternative accounting principles and estimates presented to it by the independent auditors.

    5.
    Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

    6.
    Review and discuss with management and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the independent auditors including major legislative and regulatory developments that could materially impact the Company's contingent liabilities and risks.

    7.
    Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    8.
    Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

    9.
    Meet at least annually with the chief financial officer and representatives of the independent auditor in separate executive sessions.

    10.
    Review analyst reports and press articles about the Company's accounting and disclosure practices and principles.

    11.
    Review all analyses prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principle ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

  B.
  Review of Documents and Reports

  1.
  Review and discuss with management and the independent auditor the annual and quarterly financial statements of the Company, including: (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the SEC; and (c) the items required by Statement of Auditing Standards No. 61 as in effect at that time in the case of the annual statements and Statement of Auditing Standards No. 71 as in effect at that time in the case of the quarterly statements. Consider, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent auditor and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

  2.
  Review and discuss with management and the independent auditor earnings press releases, as well as financial information and earnings guidance provided to investors, analysts and rating agencies.

    3.
    Review with management and the independent auditor any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

    4.
    Prepare the report of the Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

    5.
    Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

  C.
  Independent Auditor Matters

  1.
  Interview and retain the Company's independent auditor, considering the accounting firm's independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent auditor.

  2.
  Meet with the independent auditor and the Company's financial management to review and discuss (a) its audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the scope and results of the audit; and (c) any problems or difficulties that the independent auditor encountered in the course of conducting the audit.

  3.
  The Committee shall establish policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor, with exceptions provided for de minimis amounts under certain circumstances as described by applicable law. The policies and procedures shall take into account whether the provision of any of non-audit services is compatible with the independence standards under the guidelines of the SEC and other applicable authorities (including, possibly, the Public Company Accounting Oversight Board and NASDAQ).

  4.
  Discuss the knowledge and experience of the independent auditor and the senior members of the external audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the independent auditor's lead audit partner and audit review partner as required by law. No person will be permitted to serve as the lead audit partner for more than five years.

  5.
  Review the performance of the independent auditor and terminate the independent auditor when circumstances warrant.

  6.
  Establish and periodically review the Company's hiring policies relating to current or former employees of the independent auditor.

  7.
  Review with the independent auditor any problems or difficulties the auditors may have encountered and any "management" or "internal control" letter provided by the independent auditor and the Company's response to that letter. Such review should include: (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management; and (b) any accounting adjustments that were proposed by the independent auditor that were not agreed to by the Company.

  8.
  Review and discuss reports from the independent auditor on (a) all critical accounting policies and practices used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor; (c) other material written communications between the independent auditor and management; and (d) such other matters as the SEC and Nasdaq may direct by rule or regulation.

    9.
    Periodically consult with the independent auditor out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

    10.
    Oversee the relationship with the independent auditor by discussing with the independent auditor the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent auditor has full access to the Committee (and the Board) to report on any and all appropriate matters.

  D.
  Audit Control Matters

  1.
  Following completion of the annual external audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  2.
  Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

  3.
  Periodically review and monitor compliance with the Company's code of ethics.

  4.
  Maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  5.
  Review and discuss with management and the independent auditor: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management that could adversely affect the Company's ability to record, process, summarize and report financial data); (b) the Company's internal audit procedures; (c) the adequacy and effectiveness of the Company's disclosure controls and procedures, and management reports thereon; and (d) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

V.     ANNUAL EVALUATION PROCEDURES

        The Committee shall annually assess its own performance to confirm that it is meeting its responsibilities under this Amended and Restated Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Amended and Restated Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) the frequency and length of meetings, and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Amended and Restated Charter as the Committee deems appropriate.

VI.   INVESTIGATIONS AND STUDIES

        The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into, or studies of matters within, the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII. MISCELLANEOUS

        Nothing contained in this Amended and Restated Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Amended and Restated Charter are meant to serve as guidelines rather than as inflexible rules, and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Amended and Restated Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any shareholder of the Company upon their request.

APPENDIX B

RUSH ENTERPRISES, INC.

NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS
CHARTER

        This Charter governs the Nominating and Governance Committee (the "Committee") of the Board of Directors (the "Board") of Rush Enterprises, Inc. (the "Company").

I.     PURPOSE

        The Committee has been established to (1) identify individuals who are qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) recommend to the Board director nominees for each committee of the Board; (3) develop and recommend to the Board a set of corporate governance principals in the form of corporate governance guidelines applicable to the Company; and (4) report annually to the Board with an assessment of the Board's performance.

II.    COMPOSITION

        The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of applicable laws and the listing standards of the Nasdaq National Market.

        The members of the Committee shall be appointed and replaced by the Board. The Board shall also appoint one member of the Committee to act as Chair of the Committee. The Chair and each other member of the Committee shall serve until the earlier of (1) the date on which he or she is no longer a member of the Board or (2) his or her resignation or removal by the Board. The Board may appoint additional or replacement members of the Committee from time to time.

III.  NOMINATION AND APPOINTMENT POLICY

        The Company believes that it is in the best interest of the Company and its shareholders to obtain highly qualified candidates to serve as members of the Board. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, experience as an officer of a publicly traded company, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee may consider candidates proposed by management or shareholders of the Company. The Committee shall insure that the composition of the Board adheres to the independence standards of the Nasdaq National Market and applicable Securities and Exchange Commission rules.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

1.
The Committee shall have the sole authority to retain and terminate any search firm to be used to identify candidates for membership on the Board and shall have sole authority to approve the search firm's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors at the expense of the Company in connection with the performance of its responsibilities. The Company shall provide appropriate funding for payment of compensation to any search firm or other advisors

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  retained by the Committee and of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

2.
The Committee shall identify individuals believed to be qualified to become Board members, and recommend qualified individuals to the Board to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by shareholders.

3.
The Committee shall make recommendations to the Board from time to time as to the changes that the Committee believes to be desirable to the size of the Board or any committee of the Board.

4.
The Committee shall identify Board members qualified to fill vacancies on any committee of the Board including the Committee and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

5.
The Committee shall develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, and shall review and reassess the adequacy of such guidelines annually and recommend to the Board any changes deemed appropriate.

6.
The Committee shall review and report additional corporate governance matters as necessary or as directed by the Board.

7.
The Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year.

8.
The Committee may form and delegate authority to subcommittees when appropriate.

9.
The Committee shall develop policies and principals for succession planning for the Chief Executive Officer, including succession in the event of an emergency.

10.
The Committee shall report to the Board on a regular basis and not less than once per year.

11.
The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

12.
The Committee shall annually review its own performance.

13.
The Committee shall perform such other duties as the Board may from time to time direct or as may be required by, or as the Committee shall deem appropriate under, applicable laws, rules and regulations.

V.     AMENDMENT

        This charter may be amended from time to time by the Board and any amendment must be disclosed as required by, and in accordance with, applicable laws, rules and regulations.

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APPENDIX C

RUSH ENTERPRISES, INC.

CODE OF ETHICS

FOR SENIOR FINANCIAL OFFICERS

PREFACE

        The Board of Directors ("Board") of Rush Enterprises, Inc. (the "Company") has adopted this Code of Ethics for Senior Financial Officers ("Code") of the Company. This Code shall be applicable to the Company's chief executive officer, chief operating officer, chief financial officer, and any other employees of the Company performing similar functions (the "Senior Financial Officers").

PURPOSE

        The purpose of this Code is to codify those standards that the Company believes are reasonably designed to deter wrong-doing and to promote, on the part of the Senior Financial Officers, adherence to the following principles in all material respects:

  •
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (the "SEC") and in other public communications made by the Company;

  •
  The prompt internal reporting to an appropriate person or persons identified in this Code of violations of this Code; and

  •
  Accountability for adherence to this Code.

        No provision of this Code, however, is intended to create any right in favor of any third party, including any shareholder, officer, director or employee of the Company, in the event of a violation of any provision of this Code.

Honest and Ethical Conduct and Ethical Handling of Conflicts of Interest

        The Senior Financial Officers should conduct themselves and their activities on behalf of the Company, its subsidiaries and affiliated entities in an honest and ethical manner and in a manner that complies with this Code.

        The Senior Financial Officers should endeavor to avoid any actual or potential conflict of interest between their personal and professional relationships. The Senior Financial Officers should promptly disclose all material facts relating to their relationships or financial interests which give rise, directly or indirectly, to an actual or potential conflict of interest in a report to the Audit Committee of the Board. No Senior Financial Officer should knowingly become involved in any actual or potential conflict of interest without the relationship or financial interest having been approved by the Board or the Audit Committee thereof.

Disclosure in SEC Filings and Other Public Communications

        The Senior Financial Officers should conduct themselves and their activities on behalf of the Company, its subsidiaries and affiliated entities in a manner which promotes the full, fair, accurate, timely and understandable disclosure, in accordance with applicable laws, rules or regulations, of all material information required to be included in (i) each report or other document required to be filed

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or submitted by the Company with the SEC and (ii) in all other public communications made by the Company. To this end, the Senior Financial Officers should oversee the establishment and management of the Company's internal controls and disclosure controls and procedures to enable:

  •
  The Company's consolidated financial statements and the notes thereto to present fairly, in all material respects, the financial position, the results of operations and the cash flows of the Company as of and for the period(s) indicated in conformity with accounting principles generally accepted in the United States; and

  •
  The Senior Financial Officers are to bring to the attention of the Audit Committee of the Board any information, of which they are aware, concerning (i) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

Compliance with Applicable Laws, Rules and Regulations

        The Senior Financial Officers should encourage and promote compliance by all employees of the Company, its subsidiaries and affiliated entities with the laws, rules and regulations applicable to their business and operations, including the retention and disposal of business documents and records.

Reporting Code Violations

        Senior Financial Officers should report to the Company's chief executive officer and to the Audit Committee (and any other appropriate committee thereof) of the Board any known or suspected violation of this Code by any Senior Financial Officer.

Consequences for Non-Adherence to Code Provisions

        Each Senior Financial Officer shall be personally responsible and accountable for his or her adherence to the provisions of this Code in all material respects. The Company, at the direction of the Board (or the Audit Committee or other appropriate committee thereof), may impose such sanctions, including dismissal for cause, for a Senior Financial Officer's violation of this Code as the Board (or the Audit Committee or other appropriate committee thereof) shall determine, under the circumstances, to be in the best interests of the Company and its shareholders.

Waiver and Amendment of the Code

        Any waiver of this Code may be made only by the Board (or the Audit Committee or other appropriate committee thereof) and must be reported and disclosed as required by and in accordance with applicable laws, rules and regulations.

        This Code may be amended from time to time by the Board or an appropriate committee thereof and any amendment must be reported and disclosed as required by and in accordance with applicable laws, rules and regulations.

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APPENDIX D

RUSH ENTERPRISES, INC.
AMENDED AND RESTATED
1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        Purpose.    This 1997 Amended and Restated Non-Employee Director Stock Option Plan (the "Plan") of Rush Enterprises, Inc., a Texas corporation (the "Company"), is adopted for the benefit of the directors of the Company who at the time of their service are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

        Administration.    The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"), the members of which shall consist solely of directors who are employees of the Company. For the purposes of the Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. Except as otherwise expressly provided for herein, all questions of interpretation and application of the Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

        Option Shares.    The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Class A Common Stock, $.01 par value (or such other par value as may be designated by act of the Company's shareholders) (the "Class A Common Stock") and Company's Class B Common Stock, $.01 par value (or such other par value as may be designated by act of the Company's shareholders) (the "Class B Common Stock," or taken together with the Class A Common Stock, the "Common Stock"). The total amount of the Class A Common Stock with respect to which Options may be granted shall not exceed in the aggregate 600,000 shares; the total amount of the Class B Common Stock with respect to which Options may be granted shall not exceed in the aggregate 180,000 shares; provided, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 12 hereof. Such shares may be treasury shares or authorized but unissued shares.

        In the event that any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee or the fact that the optionee ceases to be a director, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

        Grant of Options.    Subject to the provisions of Paragraph 16 and the availability under the Plan of a sufficient number of shares of Common Stock that may be issuable upon the exercise of outstanding Options, there shall be granted the following Options:

        To each Non-Employee Director who is elected at an Annual Meeting of Shareholders of the Company or appointed by the Board of Directors to serve as a director, an Option to purchase 20,000 shares of Class A Common Stock at a purchase price per share of Class A Common Stock equal to the fair market value of a share of Class A Common Stock as defined in paragraph 7 hereof (the "Option Price") on the date of such Annual Meeting of Shareholders of the Company or appointment by the Board of Directors; and

        To each Non-Employee Director who is elected or reelected as a director of the Company at an Annual Meeting of Shareholders of the Company, an Option to purchase 20,000 shares of Class A Common Stock at the Option Price on the date of each such Annual Meeting of Shareholders of the Company.

        No Option shall be granted pursuant to the Plan after March 25, 2007.

        Duration of Options.    Each Option granted under the Plan shall be exercisable for a term of ten years from the date of grant, subject to earlier termination as provided in Paragraph 9 hereof.

        Amount Exercisable.    Each Option granted pursuant to the Plan shall be fully exercisable on the date of grant.

        Exercise of Options.    Payment of the purchase price of the shares of Common Stock subject to an Option granted hereunder may be made in any combination of cash or whole shares of Common Stock already owned by the optionee. Subject to the terms and conditions of this Agreement, such Option may be exercised by written notice to the Company at its principal office, attention of the Secretary. Such notice shall (a) state the election to exercise such Option, the number of shares in respect of which it is being exercised and the manner of payment for such shares and (b) be signed by the person or persons so exercising such Option and, in the event such Option is being exercised pursuant to Paragraph 9 by any person or persons other than the optionee, accompanied by appropriate proof of the right of such person or persons to exercise such Option. Such notice shall either (i) be accompanied by payment of the full purchase price of such shares, in which event the Company shall issue and deliver a certificate or certificates representing such shares as soon as practicable after the notice is received, or (ii) fix a date (not more than 10 business days from the date of such notice) for the payment of the full purchase price of such shares at the Company's principal office, against delivery of a certificate or certificates representing such shares. Cash payments of such purchase price shall, in the case of clause (i) or (ii) above, be made by cash or check payable to the order of the Company. Common Stock payments (valued at fair market value on the date of exercise, as determined by the Committee), shall be made by delivery of stock certificates in negotiable form. All cash and Common Stock payments shall, in either case, be delivered to the Company at its principal office, attention of the Secretary. If certificates representing Common Stock are used to pay all or part of the purchase price of an Option granted hereunder, a replacement certificate shall be delivered by the Company representing the number of shares delivered but not so used, and an additional certificate shall be delivered representing the additional shares to which the holder of such Option is entitled as a result of the exercise of such Option. The certificate or certificates for the shares as to which such Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising such Option. All shares issued as provided herein will be fully paid and non-assessable.

        For purposes of this Paragraph 7, the "fair market value" of a share of Common Stock as of any particular date shall mean the closing sale price of a share of Common Stock on that date as reported by the principal national securities exchange on which the Common Stock is listed if the Common Stock is then listed on a national securities exchange, or if the Common Stock is not so listed, the average of the bid and asked price of a share of Common Stock on that date and reported in the National Association of Securities Dealers Automated Quotation system (the "NASDAQ System"); provided that if no such closing price or quotes are so reported on that date or if in the discretion of the Committee another means of determining the fair market value of a share of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

        Transferability of Options.    Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

        Termination.    Except as may be otherwise expressly provided herein, each Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following:

        On the last day within the thirty day period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death or disability of the optionee or his resignation after five years of service, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors;

        On the last day within the one year period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors because of permanent disability, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors because of such disability;

        On the last day within the one year period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death;

        On the last day within the one year period commencing on the date an optionee who has had at least five years of service on the Board of Directors of the Company resigns from the Board of Directors of the Company, during which period the optionee, or the executor or administrator of the optionee's estate or the person or persons to whom such Option shall have been transferred by the will or the laws of descent or distribution in the event of the optionee's death within such one year period, as the case may be, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of such resignation; and ten years after the date of grant of such Option.

        Requirements of Law.    The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under the Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. If required at any time by the Board of Directors or the Committee, an Option may not be exercised until the optionee has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Committee to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

    "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory, in form and substance to the Corporation, that registration is not required for such sale or transfer."

        The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        No Rights as Shareholder.    No optionee shall have rights as a shareholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 12 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

        Changes in the Company's Capital Structure.    In the event of any stock dividends, stock splits, recapitalizations, combinations, exchanges of shares, mergers, consolidation, liquidations, split-ups, split-offs, spin-offs, or other similar changes in capitalization, or any distribution to shareholders, including a rights offering, other than regular cash dividends, changes in the outstanding stock of the Company by reason of any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any similar capital adjustment or the payment of any stock dividend, any share repurchase at a price in excess of the market price of the Common Stock at the time such repurchase is announced or other increase or decrease in the number of such shares, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan, in the number, price or kind of shares covered by the Options and in any outstanding Options under the Plan; provided, however, that no such adjustment shall increase the aggregate value of any outstanding Option.

        In the event of any adjustment in the number of shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

        Amendment or Termination of Plan.    The Board of Directors may at any time and from time to time modify, revise or amend the Plan in such respects as the Board of Directors may deem advisable in order that the Options granted hereunder may conform to any changes in the law or in any other respect that the Board of Directors may deem to be in the best interests of the Company; provided, however, that without approval by the shareholders of the Company voting the proper percentage of its voting power, no such amendment shall make any change in the Plan for which shareholder approval is required in order to comply with (i) Rule 16b-3, (ii) the Internal Revenue Code of 1986, as amended, or regulatory provisions dealing with Incentive Stock Options, (iii) any rules for listed companies promulgated by any national securities exchange on which the Company's Common Stock is traded or (iv) any other applicable rule or law. All Options granted under the Plan shall be subject to the terms and provisions of the Plan and any amendment, modification or revision of the Plan shall be deemed to amend, modify or revise all Options outstanding under the Plan at the time of the amendment, modification or revision.

        Written Agreement.    Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

        Indemnification of Committee.    The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled to as a matter of law, contract, or otherwise. Nothing in this Paragraph 15 shall be construed to limit or otherwise affect any right to indemnification, or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Certificate of Incorporation of the Company or otherwise.

        Effective Date of Plan.    The Plan became effective and was deemed to have been adopted on March 25, 1997. No Options, which are incentive stock options, shall be granted pursuant to the Plan after March 25, 2007.

APPENDIX E

RUSH ENTERPRISES INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose of Plan.

        The purpose of the Rush Enterprises Inc. Employee Stock Purchase Plan (the "Plan") is to advance the interests of Rush Enterprises Inc., a Texas corporation (the "Company"), and its shareholders by providing employees of the Company and its subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of common stock of the Company on favorable terms through payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and provisions of the Plan shall be construed consistent with such intention.

2. Definitions.

        The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

        2.1   "Agent" means the party or parties designated by the Company to provide Share Accounts and certain administrative services in connection with the Plan.

        2.2   "Board" means the Board of Directors of the Company or any committee thereof to which the Board of Directors has delegated authority with respect to the Plan.

        2.3   "Common Stock" means the Class A common stock, par value $.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 11 of the Plan.

        2.4   "Committee" means the Compensation Committee of the Board, or such successor committee that meets the criteria specified in Section 3.

        2.5   "Contribution Account" means an account established for each Participant to which payroll deductions under the Plan are credited in accordance with Section 7.

        2.6   "Employee" means any person, including an officer, who is employed on a full-time or part-time basis by the Company or any of its Subsidiaries.

        2.7   "Ending Date" means the last day of each Offering Period.

        2.8   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.9   "Fair Market Value" means, with respect to the Common Stock, as of any date:

          (a)   if the Common Stock is listed on the NASDAQ, the closing price per share of the Common Stock, at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m., New York City time, as reported on the NASDAQ Composite Tape on that date (or, if no shares were traded on such day, as of the first day prior thereto on which there was such a trade); or

          (b)   if the Common Stock is not so listed, such price as is determined in the manner specified by the Committee in its sole discretion, such manner to be acceptable under Section 423 of the Code.

        2.10 "Grant Date" means the first day of each Offering Period.

        2.11 "Insider" means any Employee who is subject to Section 16 of the Exchange Act.

        2.12 "Offering Period" means each six-month period beginning on January 1 and ending on June 30, or beginning on July 1 and ending on December 31.

        2.13 "Participant" means an eligible Employee who elects to participate in the Plan in accordance with Section 6.

        2.14 "Share Account" means the brokerage account established by the Agent for each Participant to which shares of Common Stock purchased under the Plan are credited in accordance with Section 9. The Share Account will be established pursuant to a separate agreement between each Participant and the Agent.

        2.15 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

3. Administration.

        The Plan shall be administered by the Committee (or any successor thereto appointed by the Board consisting of not less than three members, all of whom must be members of the Board who are "Non-Employee Directors" as defined in Rule 16b-3 under the Exchange Act). Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of the members, but action may be taken by the Committee without a meeting if unanimous written consent is given. In accordance with and subject to the provisions of the Plan, the Committee shall have authority to interpret the Plan, to make, amend and rescind rules and regulations regarding the Plan (including rules and regulations intended to insure that operation of the Plan complies with Section 16 of the Exchange Act), and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. To the extent consistent with corporate law, the Committee may delegate to any directors or officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Insiders. The Committee may request advice or assistance or retain the services of such other persons as are necessary for the proper administration of the Plan.

4. Eligibility.

        Any person who is (a) an Employee on the last day of the calendar month immediately preceding a Grant Date, (b) is not on long-term disability or unpaid leave status at that time, and (c) has reached the age of majority in the state or province in which he or she resides shall be eligible to participate in the Plan for the Offering Period beginning on such Grant Date, subject to the limitations imposed by Section 423(b) of the Code.

5. Offering Periods.

        Options to purchase shares of Common Stock shall be granted to Participants under the Plan through a series of consecutive Offering Periods. The first Offering Period under the Plan shall have a Grant Date of July 1, 2004 and an Ending Date of December 31, 2004. Offering Periods under the Plan shall continue until either (a) the Committee decides, in its sole discretion, to cancel future Offering Periods because the Common Stock remaining available under the Plan is insufficient to grant options to all eligible Employees, or (b) the Plan is terminated in accordance with Section 17 below. Notwithstanding the foregoing, and without limiting the authority of the Committee under Section 3, 11.2 and 17 of the Plan, the Committee, in its sole discretion, may (a) accelerate the Ending Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with Section 9 of the Plan, or (b) accelerate the Ending Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Ending Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable.

6. Participation.

        Participation in the Plan is voluntary. An eligible Employee may become a Participant in the Plan by completing an enrollment form provided by the Company authorizing payroll deductions and the establishment of a Share Account, and filing the enrollment form with the Company's Human Resources Department not later than the last business day of the month immediately preceding the Grant Date of the first Offering Period in which the Participant wishes to participate.

7. Payroll Deductions.

        7.1   Each Employee electing to participate in the Plan shall designate on the enrollment form the amount of money which he or she wishes to have deducted from his or her paycheck each pay day to purchase Common Stock pursuant to the Plan. The aggregate amount of such payroll deductions shall not be less than $25.00 per month, and shall not be more than $10,625.00 (85% of $12,500.00) per Offering Period, pro-rated equally over the number of pay days applicable to a Participant during each such Offering Period. Deductions for Plan purposes will not be withheld from compensation amounts, such as annual bonus or gain sharing payments, that are not part of a Participant's normal and recurring compensation each payday.

        7.2   Payroll deductions for a Participant shall commence on the first pay day on or after the Grant Date of the applicable Offering Period and shall continue until the termination date of the Plan, unless participation in the Plan is sooner terminated as provided in Section 10, the deduction amount is increased or decreased by the Participant as provided in Section 7.4, deductions are suspended as provided in Section 7.4 or the Offering Period is adjusted by the Committee as provided in Section 5. Except for a Participant's rights to change the amount of, suspend or discontinue deductions pursuant to Sections 7.4 and 10, the same deduction amount shall be utilized for each pay day during subsequent Offering Periods, whether or not the Participant's compensation level increases or decreases. If the pay period of any Participant changes, such as from weekly to semi-monthly, an appropriate adjustment shall be made to the deduction amount for each pay day corresponding to the new pay period, if necessary, so as to ensure the deduction of the proper amount as specified by the Participant in his or her enrollment form for that Offering Period.

        7.3   All payroll deductions authorized by a Participant shall be credited to the Participant's Contribution Account. A Participant may not make any separate cash payment or contribution to such Contribution Account. Contribution Accounts shall be solely for bookkeeping purposes, and no separate fund or trust shall be established for payroll deductions. Until utilized to purchase shares of Common Stock, funds from payroll deductions shall be held as part of the Employers' general assets, and the Employers shall not be obligated to segregate such funds. No interest shall accrue on a Participant's payroll deductions under the Plan.

        7.4   No increases or decreases in the amount of payroll deductions for a Participant may be made during an Offering Period. A Participant may increase or decrease the amount of his or her payroll deductions under the Plan, or may suspend such payroll deductions, for subsequent Offering Periods by completing a change form and filing it with the Company's Human Resources Department not later than the last business day of the month immediately preceding the Grant Date for the Offering Period as of which such increase, decrease or suspension is to be effective.

        7.5   Payroll deductions which are authorized by Participants who are paid other than in U.S. currency shall be withheld in Contribution Accounts in the country in which such Participant is employed until exercise of an option granted hereunder. Upon exercise of the option granted to such

Participant, the amount so withheld shall be converted into U.S. dollars on the basis of the rate of exchange published in the Wall Street Journal for such currency into U.S. dollars as of the business day immediately preceding the Ending Date for such Offering Period. The purchase price shall thereupon be paid to the Company in U.S. dollars following such conversion, the extent to which the Participant may exercise an option therefore being dependent, in part, upon the applicable rate of currency exchange. If, as a result of fluctuations in the exchange rate between the U.S. dollar and a foreign currency during an Offering Period, a Participant who is paid in such foreign currency has less than the minimum permitted amount deducted during an Offering Period, the amount deducted will, nevertheless, be used to purchase Common Stock in accordance with the Plan.

8. Grant of Option.

        8.1   Subject to Section 8.2, on each Grant Date, each eligible Employee who is then a Participant shall be granted (by operation of the Plan) an option to purchase the number of whole and fractional shares (computed to the fourth decimal place) of Common Stock equal to the lesser of (a) the amount determined by dividing the amount of payroll deductions credited to his or her Contribution Account during the Offering Period beginning on such Grant Date by the Purchase Price specified in the following sentence, or (b) the amount determined by dividing $12,500.00 by the Fair Market Value of one share of Common Stock on the applicable Grant Date. The purchase price per share of such shares (the "Purchase Price") shall be the lesser of (i) 85% of the Fair Market Value of one share of Common Stock on the applicable Grant Date, or (ii) 85% of the Fair Market Value of one share of Common Stock on the applicable Ending Date.

        8.2   Despite any provisions of the Plan that may provide or suggest otherwise:

    (a)    no Employee shall be granted an option under the Plan to the extent that immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock that would in the aggregate represent 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary;

    (b)    no Employee shall be granted an option under the Plan to the extent that the Employee's rights to purchase shares of Common Stock under all "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries would accrue (i.e., become exercisable) at a rate that exceeds $25,000 of Fair Market Value of such shares of Common Stock (determined at the time such option is granted, which is the Grant Date) for each calendar year in which such option is outstanding at any time; or

    (c)    no Participant may purchase more than 10,000 shares of Common Stock under the Plan in any given Offering Period.

9. Exercise of Option.

        9.1   Unless a Participant withdraws from the Plan pursuant to Section 10, his or her option for the purchase of shares of Common Stock granted for an Offering Period will be exercised automatically and in full at the applicable Purchase Price as soon as practicable following the Ending Date of such Offering Period. If the full amount credited to a Participant's Contribution Account during an Offering Period is not required to exercise such Participant's option for that Offering Period in full (due to the applicability of clause (b) of Section 8.1 and/or fluctuations in the exchange rate between the U.S. dollar and the foreign currency in which such Participant is paid), the amount not required to exercise such option shall promptly be refunded to the Participant following the Ending Date of such Offering Period.

        9.2   No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised and the shares of Common Stock purchased, at which point such Participant shall have all of the rights and privileges of a shareholder of the Company with respect to shares purchased under the Plan. During his or her lifetime, a Participant's option to purchase shares of Common Stock under the Plan is exercisable only by the Participant.

        9.3   Shares of Common Stock purchased pursuant to the exercise of options hereunder shall be held in Share Accounts maintained for and in the name of each Participant by the Agent, such Agent or its nominee to be the record holder of such shares for the benefit of the Participant. The Agent shall provide each Participant with a quarterly statement of his or her Share Account.

        9.4   Dividends paid with respect to shares credited to each Share Account will be themselves credited to such Account and, if paid in cash, will automatically be reinvested in whole and fractional shares of Common Stock.

        9.5   A Participant may request that the Agent cause a stock certificate representing some or all of the number of whole shares of Common Stock credited to the Participant's Share Account be issued in the name of the Participant. The Agent shall cause such certificate to be issued as soon as practicable after its receipt of such request and the payment by the Participant of any applicable issuance fees. From and after the date of the issuance of any such certificate, the number of shares credited to the Participant's Share Account shall be reduced by the number of shares represented by such certificate, and the Participant shall thereafter be the record holder of the shares represented by such certificate.

10. Withdrawal; Termination of Employment.

        10.1 A Participant may terminate his or her participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited to his or her Contribution Account under the Plan at any time on or before the last business day of an Offering Period by giving written notice to the Company. Such notice shall (a) state that the Participant wishes to terminate participation in the Plan, (b) specify the withdrawal date, and (c) request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his or her Contribution Account will be paid to the Participant as soon as practicable after the withdrawal date specified in the notice of withdrawal (or, if no such date is specified, as soon as practicable after receipt of the notice of withdrawal), the Participant's option for such Offering Period will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering Period or for any subsequent Offering Period, except pursuant to a re-enrollment in the Plan as provided in Section 10.2.

        10.2 If a Participant's suspension of payroll deductions under the Plan pursuant to Section 7.4 continues for four consecutive Offering Periods, such suspension shall be deemed an election by the Participant to terminate his or her participation in the Plan, and such termination shall be effective as of the Ending Date of the second consecutive Offering Period during which no payroll deductions occurred. If, for any reason, a Participant's net pay after withholding taxes and other applicable deductions not related to the Plan (such as for health and welfare benefits) each pay day becomes less than the amount the Participant has designated be deducted each pay day for contribution to the Plan, such occurrence shall be deemed an election by the Participant to terminate his or her participation in the Plan, and such termination shall be effective immediately. Following such termination, all of the Participant's payroll deductions credited to his or her Contribution Account will be paid to the Participant as soon as practicable, the Participant's option for such Offering Period will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering Period or for any subsequent Offering Period, except pursuant to a re-enrollment in the Plan as provided in Section 10.4.

        10.3 Upon termination of a Participant's employment with the Employer for any reason, including retirement or death, his or her participation in the Plan will automatically cease and the payroll deductions accumulated in his or her Contribution Account will be returned to the Participant as soon as practicable after such employment termination or, in the case of death, to the person or persons entitled thereto under Section 12 below, and the Participant's option for the current Offering Period will be automatically canceled. For purposes of the Plan, the termination date of employment shall be the Participant's last date of actual employment and shall not include any period during which such Participant receives any severance payments.

        10.4 A Participant's termination of participation in the Plan pursuant to Section 10.1 or 10.2 will not have any effect upon his or her eligibility to participate in a subsequent Offering Period by completing and filing a new enrollment form in accordance with Section 6 or in any similar plan that may hereafter be adopted by the Company.

11. Stock Subject to the Plan.

        11.1 The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 600,000 shares, subject to adjustment as provided in Sections 11.2 and 11.3. The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to Section 8 on any Ending Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable, as determined in the Committee's sole discretion. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant's Contribution Account as soon as practicable after the Ending Date of such Offering Period.

        11.2 In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustments (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to each outstanding option, and (b) the Purchase Price of outstanding options.

        11.3 Subject to the following provisions of this Section 11.3, if the Company is the surviving corporation in any reorganization, merger or consolidation with or involving one or more other corporations, each outstanding option under the Plan shall apply to the amount and kind of securities to which a holder of the number of shares of Common Stock subject to such option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price. If there is a (a) dissolution or liquidation of the Company, (b) merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, (c) sale of all or substantially all of the assets of the Company to another person or entity, or (d) transaction (including a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 50% of the combined voting power of all classes of stock of the Company, then the Plan and all options outstanding thereunder shall terminate, except as provided in the following sentence. If provision is made in writing in connection with such transaction for the continuation of the Plan and either the assumption of the options theretofore granted or the substitution for such options of new options covering the stock of a successor corporation (or a parent or subsidiary thereof), in either case with appropriate adjustments as to the number and kinds of shares and exercise prices, then the Plan shall continue in the manner and under the terms provided. If the Plan is terminated as provided in this Section 11.3, the current Offering Period shall be deemed to have ended on the last trading day prior to such termination, and the options of each Participant then outstanding shall be deemed to have been automatically exercised in accordance with Section 9.1 on such last trading day. The Committee shall cause written notice to be sent of an event that will result in such a termination to all Participants not later than the time the Company gives notice thereof to its shareholders. Adjustments under this Section 11.3 shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

12. Designation of Beneficiary.

        12.1 A Participant may file a written designation of a beneficiary who is to receive a cash refund of the amount, if any, from the Participant's Contribution Account under the Plan in the event of such Participant's death at a time when cash is held for his or her account. Disposition of shares of Common Stock in a Participant's Share Account upon the Participant's death shall be in accordance with the agreement governing the Share Account.

        12.2 A designation of beneficiary pursuant to Section 12.1 may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company in its discretion, may deliver such cash to the spouse or to any one or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13. No Right to Employment.

        Nothing in the Plan will interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate the employment of any Employee or Participant at any time, nor confer upon any Employee or Participant any right to continue in the employ of the Company or any of its subsidiaries.

14. Rights As a Shareholder.

        As a holder of an Option under the Plan, a Participant will have no rights as a shareholder unless and until such Option is exercised and the Participant becomes the holder of record of shares of Common Stock. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its sole discretion.

15. Transferability.

        Neither payroll deductions credited to a Participant's Contribution Account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

16. Conditions of Sale.

        Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a

Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

17. Amendment or Termination.

        The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 423 of the Code or the rules of any stock exchange or similar regulatory body. Upon termination of the Plan, the Committee, in its sole discretion, may take any of the actions described in Section 5 of the Plan.

18. Notices.

        All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Senior Vice President & CFO of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

19. Effective Date of Plan.

        The Plan shall be effective as of February 25, 2004, the date it was adopted by the Board. The Plan was adopted subject to shareholder approval, which was obtained on May 19, 2004.

20. Miscellaneous.

        The headings to sections of the Plan have been included for convenience of reference only. The Plan shall be interpreted and construed in accordance with the laws of the State of Texas. References in the Plan to "$" or "dollars" shall be deemed to refer to United States dollars unless the context clearly indicates otherwise.

ANNUAL MEETING OF SHAREHOLDERS OF

RUSH ENTERPRISES, INC.

May 19, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

(1)	ELECTION OF DIRECTORS
		NOMINEES:			FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O W. Marvin Rush O W.M. "Rusty" Rush O John D. Rock O Harold D. Marshall O Ronald J. Krause	(2)
				PROPOSAL TO ADOPT THE AMENDED AND RESTATED 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (THE "1997 PLAN"), WHICH INCREASES THE NUMBER OF SHARES OF CLASS A COMMON STOCK AVAILABLE UNDER THE 1997 PLAN TO 600,000.	☐	☐	☐
			(3)	PROPOSAL TO ADOPT THE 2004 EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐
			(4)	PROPOSAL TO ADOPT THE 2004 APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.	☐	☐	☐
			(5)	To consider and act upon any other matter which may properly come before the meeting or any adjournment or postponement thereof;	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:			•	all as more particularly described in the Proxy Statement dated April 12, 2004, relating to such meeting, receipt of which is hereby acknowledged.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder _______________ Date: _____ Signature of Shareholder _______________ Date: _____

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  RUSH ENTERPRISES, INC.

  PROXY—ANNUAL MEETING OF SHAREHOLDERS—MAY 19, 2004
  This proxy is solicited on behalf of the Board of Directors

        The undersigned shareholder of Rush Enterprises, Inc. (the "Company") hereby appoints Steven L. Keller and Martin A. Naegelin, Jr., and each of them, with full power of substitution, proxies of the undersigned to vote at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 19, 2004, at 10:00 a.m., Central Standard Time, at the Plaza Club, Frost National Bank Building, 21st Floor, 100 West Houston Street, San Antonio, Texas 78205, and at any adjournment or postponement thereof, the number of votes which the undersigned would be entitled to cast if personally present, and particularly, without limiting the generality of the foregoing, to vote and act on the following matters and in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.

(Continued and to be signed on the reverse side)

QuickLinks

RUSH ENTERPRISES, INC. Notice of Annual Meeting of Shareholders
RUSH ENTERPRISES, INC. Proxy Statement ANNUAL MEETING OF SHAREHOLDERS
OWNERSHIP OF COMMON STOCK
MATTERS TO COME BEFORE THE ANNUAL MEETING
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTORS
FURTHER INFORMATION
Summary Compensation Table
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
  APPENDIX A
RUSH ENTERPRISES, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AMENDED AND RESTATED CHARTER
  APPENDIX B
RUSH ENTERPRISES, INC. NOMINATING AND GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
  APPENDIX C
RUSH ENTERPRISES, INC. CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS
PREFACE
PURPOSE
  APPENDIX D
RUSH ENTERPRISES, INC. AMENDED AND RESTATED 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
  APPENDIX E
RUSH ENTERPRISES INC. 2004 EMPLOYEE STOCK PURCHASE PLAN